UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-07388

Value Line Small Cap Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: 212-907-1900

Date of fiscal year end: March 31, 2022

Date of reporting period: September 30, 2021

Item I. Reports to Stockholders.

(a)  A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/21 is included with this Form.

(b)  Not Applicable

Semi-Annual Report
September 30, 2021
(Unaudited)

Value Line Small Cap Opportunities Fund, Inc.
Investor Class (VLEOX)
Institutional Class (VLEIX)
Value Line Asset Allocation Fund, Inc.
Investor Class (VLAAX)
Institutional Class (VLAIX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your families safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended September 30, 2021.
The semi-annual period was highlighted by each Fund being recognized for both its long-term performance and attractive risk and return profiles.
•
Value Line Small Cap Opportunities Fund, Inc.* earned an overall four-star rating from Morningstar1,2 in the small growth category among 575 funds as of September 30, 2021 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk rating of Low.i

•
Value Line Asset Allocation Fund, Inc.* outpaced the category average return of its peers for the three-, five- and ten-year periods ended September 30, 2021 (allocation 50% to 70% equity category), as measured by Morningstar,1 and placed in the top 16% or better of funds in its peer category across each of these time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation 50% to 70% equity category among 653 funds as of September 30, 2021 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High.ii

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each Fund.
Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended September 30, 2021, especially given the newsworthy events of the semi-annual period.
Economic Review
The U.S. economy increasingly re-opened during the semi-annual period, with a majority of Americans vaccinated for COVID-19 and lockdowns limited. However, the pandemic persisted, as the new, more contagious COVID-19 Delta variant led to heightened case counts, particularly in those areas of the country with lower vaccination rates, and break-through cases among those already vaccinated. These pandemic trends led the Center for Disease Control to renew its recommendations of mask wearing, especially indoors.
Still, the U.S. economy proved resilient. U.S. Gross Domestic Product (GDP) growth for the second quarter of 2021 registered an annualized rate of 6.7%, an increase from the 6.3% annualized growth rate seen in the first quarter of the calendar year. The U.S. labor market also remained rather healthy. Non-farm payroll jobs posted an average monthly gain of 625,000 jobs from the end of March until the end of July 2021, though August and September were weaker, averaging 324,000 job gains each month. Jobless claims started the semi-annual period at a monthly clip of 742,000 but declined significantly to 324,000 in September. The U.S. unemployment rate fell from 6.0% at the beginning of March 2021 to 4.8% at the end of the semi-annual period.
Manufacturing was the strongest sector during the semi-annual period, with the Institute for Supply Management (ISM) Manufacturing Survey reaching a reading of 64.7 at the start of the semi-annual period, well above the level widely considered to be a sign of expansion and, indeed, the highest level since December 1983. The ISM Manufacturing Survey averaged 61.1 for the semi-annual period overall. Even so, intransigent disruptions in the global supply chain, exacerbated by distribution bottlenecks, factory shutdowns, clogged container ship routes and a shortage of truck drivers, caused massive delays in the delivery of goods. Further, the supply chain was not prepared for the significant increase in demand, pent up during the pandemic and enabled by fiscal stimulus measures, both in the U.S. and globally. Services, the largest sector of the U.S. economy and most hard hit during the peak of the COVID-19 pandemic, similarly experienced a strong recovery during the semi-annual period. The ISM Services Index registered readings above 60 throughout, having fallen to 41.8 in April 2020, as Americans returned to restaurants, movies, sports stadiums, travel and more. The emergence of the Delta variant muted service sector activity somewhat, but an improvement trend remained intact.
The combination of strong consumer demand for goods and services along with a breakdown in the supply chain led to a significant increase in the overall U.S. inflation rate, with figures exceeding consensus estimates. For example, the Consumer Price Index began the semi-annual period at a year-over-year growth rate of 2.6% but was subsequently above the 5.0% level since May, with the latest available reading at the end of September 2021 registering 5.4%. U.S. Treasury rates rose modestly in the latter months of the semi-annual period, and some economists criticized the U.S. Federal Reserve (the Fed) for maintaining its monetary policy accommodation rather than tightening its policy via interest rate hikes and/or asset purchase tapering in an effort to counteract increasing inflation. While acknowledging that upward price pressures have persisted longer than initially anticipated, the Fed has maintained that the higher inflation is “transitory” and should “move back down towards our 2% long-run objective on its own” as the supply chain disruptions ease, consumer demand declines from its frenzied pace and fiscal

3

stimulus measures end. The Fed kept its benchmark interest rates anchored near zero at its late-September 2021 meeting but policymakers did indicate they expect to begin reducing monthly asset purchases of U.S. Treasuries and mortgage-backed securities “soon” but did not say when. In addition, the Fed hinted it might raise interest rates sooner than 2023, which is the timeline it had previously indicated.
Many analysts are forecasting third quarter 2021 U.S. GDP growth to still be strong but slower than that of the second calendar quarter, dipping below 6%, as the annualized rate of economic growth is anticipated to incorporate the larger than expected impact of the COVID-19 Delta variant and the elevated concerns around inflation risks.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 9.18% during the six months ended September 30, 2021, though this masked heightened volatility. U.S. equities rallied strongly in the second quarter of 2021 for a fifth consecutive calendar quarter of positive returns for the S&P 500® Index amid a backdrop of improving COVID-19 vaccination rates, accelerating economic growth, a broader re-opening of the economy and robust corporate earnings. Concerns about rising inflation led to a brief stretch of volatility mid-way through the quarter, but the Fed reassured the markets its monetary policy would remain accommodative for an extended period. As a result, the S&P 500® Index finished June 2021 at a then-all-time high. The U.S. equity market continued to perform reasonably well in July and August during which the prospects of improving economic growth and rising corporate profits outweighed concerns about the COVID-19 Delta variant. However, in September, the U.S. equity market faced a less favorable scenario, including a persistent increase in inflation, worsening supply chain bottlenecks and instability in China’s property market. In addition, the Fed indicated it was likely to announce a tapering of its quantitative easing program before calendar year end. The result was a U.S. equity market downturn in September that erased almost all of the advance of the prior two months. In fact, September 2021 was the worst-performing month for the S&P 500® Index since the start of the pandemic in March 2020. The S&P 500® Index eked out a return of just 0.58% for the third quarter of 2021.
For the semi-annual period overall, large-cap stocks performed best, followed by mid-cap stocks, with these two segments of the U.S. equity market posting positive returns. The small-cap segment was weakest, generating a negative return during the semi-annual period. Growth stocks outperformed value stocks within the large-cap and mid-cap segments of the U.S. equity market, but value stocks outperformed growth stocks in the small-cap segment of the U.S. equity market. (All as measured by the FTSE Russell indices.3)
Among the sectors of the S&P 500® Index, all 11 posted positive returns for the semi-annual period. Real estate, information technology, communication services and financials were the strongest performing sectors, each posting a double-digit gain during the semi-annual period. Industrials, materials, utilities and consumer staples were the weakest sectors of the S&P 500® Index during the semi-annual period.
Fixed Income Market Review
The broad U.S. fixed income market, as measured by the Bloomberg US Aggregate Bond Index4, posted a return of 1.88% during the semi-annual period, significantly underperforming the broad U.S. equity market.
Sovereign yield curves in most developed and emerging market countries flattened5, led by the U.S. Short-term yields rose modestly, while intermediate- and longer-term yields fell moderately. More specifically, the yield on the three-month U.S. Treasury rose approximately one basis point to end the semi-annual period at 0.04%, and the yield on the two-year U.S. Treasury increased approximately 12 basis points to end the semi-annual period at 0.28%. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury fell approximately 22 basis points to end the semi-annual period at 1.52%. Yields on the 30-year U.S. Treasury decreased approximately 33 basis points to end the semi-annual period at 2.08%. All that said, sovereign yields drifted modestly higher across many developed markets, including the U.S., in the third quarter of 2021, as major central banks, including the Fed, laid the groundwork for monetary policy normalization in response to mounting inflation pressures and started to reduce monetary stimulus at varying speeds. Several emerging markets central banks raised their rates in response to ongoing inflation and currency depreciation pressures.
Most spread, or non-government bond, sectors posted positive returns that outperformed U.S. Treasuries, during the annual period, as COVID-19 vaccination rates increased, economic data strengthened, credit fundamentals improved and investors favored the income advantage these sectors offered. Corporate bonds, both investment grade and high yield, outperformed U.S. Treasuries during the semi-annual period. So, too, did Treasury inflation protected securities and emerging markets debt. Securitized assets, including mortgage-backed securities and asset-backed securities, posted positive returns but underperformed U.S. Treasuries during the semi-annual period.
* * *

4

Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Small Cap Opportunities Fund, Inc.: Three-star rating for 3-year (575 funds) and 5-year (506 funds) periods ended September 30, 2021 and four-star rating for 10-year (381 funds) and overall (575 funds) periods ended September 30, 2021. All in the Morningstar small growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended September 30, 2021.

ii
For Value Line Asset Allocation Fund, Inc.: Ranked by Morningstar in the 97th percentile for one-year (689 funds), 16th percentile for three-year (653 funds), 10th percentile for five-year (596 funds) and 7th percentile for 10-year (427 funds) periods ended September 30, 2021. Four-star rating for 3-year (653 funds) period ended September 30, 2021 and five-star rating for 5-year (596 funds), 10-year (427 funds) and overall (653 funds) periods ended September 30, 2021. All in the allocation 50% to 70% equity category. Morningstar Return: Above Average for the 3-year period ended September 30, 2021 and High for the 5-year, 10-year and overall periods ended September 30, 2021.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

5

The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows. A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended September 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 4.61% during the six months ended September 30, 2021. This compares to the -0.25% return of the Fund’s benchmark, the Russell 2000® Index1, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the Russell 2000® Index on a relative basis during the six-month reporting period due primarily to stock selection. Sector allocation had a rather neutral effect on relative results during the semi-annual period.
Further, during the semi-annual period, higher-quality, more historically consistent stocks outpaced lower-quality, more volatile stocks within the broad U.S. equity market, as economic uncertainty rose and stock market speculation cooled. The Fund held more higher-quality stocks on average than did the Russell 2000® Index, supporting its strong outperformance.
Which equity market sectors most significantly affected Fund performance?
On an absolute basis, the Russell 2000® Index had gains in five of its 11 sectors during the semi-annual period, while the Fund had absolute gains in four of the eight sectors in which it was invested.
Relative to the Russell 2000® Index, effective stock selection in information technology, health care and consumer discretionary contributed most positively to the Fund’s results. Having an overweight to information technology, which outpaced the Russell 2000® Index during the semi-annual period, and having an underweight to health care, specifically avoiding the weak biotechnology industry during the semi-annual period, also added value. Only partially offsetting these positive contributors was weak stock selection in financials, which detracted. Having no exposure to the energy sector and an underweighted allocation to the real estate sector, each of which outperformed the during the semi-annual period, also dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were software and technology services company SPS Commerce, shoe manufacturer Crocs and cloud-based and mobile-enabled software platform provider for enterprises Workiva. Each of these companies’ share price enjoyed a robust double-digit gain during the semi-annual period, each benefiting from stronger than expected operating performance. Also of note, shares of Stamps.com experienced a healthy double-digit gain during the semi-annual period on a takeover offer from private equity firm Thoma Bravo. The Fund received $330 per share in cash for its position in Stamps.com when the deal closed in early October 2021, just after the close of the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were positions in avocado and other perishable foods procurer and marketer Calavo Growers and specialty insurance company RLI. Each of these stocks posted a negative return that underperformed the Russell 2000® Index during the semi-annual period, each hurt by weaker than expected operating performance. Also, the Fund was hurt relative to the Russell 2000® Index by not owning a position in AMC Entertainment Holdings, as the movie theater company’s share price more than tripled during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives as part of its strategy during the reporting period.

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

Did the Fund make any significant purchases or sales during the six-month period?
The qualities we seek in new investments for the Fund include a favorable history of both earnings and stock price growth and what we consider to be strong recent operating performance. During the semi-annual period, we initiated a Fund position in Signet Jewelers, which operates as a retail jeweler. In our view, Signet Jewelers is orchestrating a strong turnaround, and its operating performance continued to surpass consensus expectations year-to-date in 2021. Also, STERIS PLC, which operates as a provider of infection prevention and other health care-related procedural products and services, entered the Fund’s portfolio when it acquired one of the Fund’s holdings, Cantel Medical, for cash and stock.
Conversely, in addition to Cantel Medical, six other names were eliminated from the Fund’s portfolio during the semi-annual period. Most notably, we sold the Fund’s positions in long-time holdings Pool, a swimming pool supplies and equipment wholesaler, and Teledyne Technologies, an electronic subsystems and instrumentation provider, in each case because their success had driven their market capitalizations well beyond the Fund’s small-cap mandate.
Were there any notable changes in the Fund’s sector weightings during the six-month period?
We shifted during the semi-annual period from overweight positions to rather neutral positions relative to the Russell 2000® Index in materials and consumer staples.
How was the Fund positioned relative to its benchmark index at the end of September 2021?
As of September 30, 2021, the Fund was overweighted relative to the Russell 2000® Index in the industrials, information technology and consumer discretionary sectors. The Fund was underweighted relative to the Russell 2000® Index in the health care, financials and real estate sectors on the same date. The Fund had no exposure to the energy, communication services or utilities sectors on September 30, 2021.
What is your tactical view and strategy for the months ahead?
As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

1
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at September 30, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Exponent, Inc.	163,700	$18,522,655	3.6%
Churchill Downs, Inc.	76,200	18,294,096	3.6%
SPS Commerce, Inc.	104,500	16,856,895	3.3%
Five9, Inc.	83,900	13,402,186	2.6%
RLI Corp.	131,900	13,225,613	2.6%
Stifel Financial Corp.	187,650	12,752,694	2.5%
Woodward, Inc.	102,000	11,546,400	2.3%
RBC Bearings, Inc.	52,500	11,140,500	2.2%
Workiva, Inc.	76,400	10,769,344	2.1%
J&J Snack Foods Corp.	69,900	10,682,118	2.1%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investments in Securities*
*
Excludes short-term investments, if any.

Value Line Small Cap Opportunities Fund, Inc.
Portfolio Highlights at September 30, 2021 (unaudited) (continued)

Performance Data: *
Average Annual Total Returns (For periods ended 9/30/2021)
Investor Class	6 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 6/23/1993
Value Line Small Cap Opportunities Fund, Inc.	4.61%	35.92%	15.70%	16.04%	12.12%
Russell 2000® Index**	(0.25)%	47.68%	13.45%	14.63%	10.32%
Institutional Class	6 Mos	1 Yr	5 Yrs	Since Inception 11/2/2015
Value Line Small Cap Opportunities Fund, Inc.	4.72%	36.23%	15.99%	14.29%
Russell 2000® Index**	(0.25)%	47.68%	13.45%	12.56%

*
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**
The Russell 2000® Index is representative of the smaller capitalization stocks traded in the United States.

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)	September 30, 2021

Shares		Value
COMMON STOCKS 97.3%
CONSUMER DISCRETIONARY 17.5%
	APPAREL 2.0%
71,700	Crocs, Inc.(1)	$10,287,516
	AUTO PARTS & EQUIPMENT 0.7%
46,000	Adient PLC(1)	1,906,700
16,500	Visteon Corp.(1)	1,557,435
		3,464,135
	COMMERCIAL SERVICES 1.0%
89,900	Monro, Inc.(2)	5,170,149
	ENGINEERING & CONSTRUCTION 1.0%
24,400	TopBuild Corp.(1)	4,997,364
	ENTERTAINMENT 4.0%
76,200	Churchill Downs, Inc.	18,294,096
26,900	Penn National Gaming, Inc.(1)(2)	1,949,174
		20,243,270
	HOME BUILDERS 2.0%
20,800	Cavco Industries, Inc.(1)	4,924,192
38,000	LCI Industries	5,115,940
		10,040,132
	HOUSEHOLD PRODUCTS 1.0%
23,000	Helen of Troy Ltd.(1)(2)	5,167,640
	INTERNET 2.3%
28,800	Stamps.com, Inc.(1)	9,497,952
55,546	Stitch Fix, Inc. Class A(1)	2,219,063
		11,717,015
	LEISURE TIME 0.6%
26,700	Planet Fitness, Inc. Class A(1)	2,097,285
22,000	Vista Outdoor, Inc.(1)	886,820
		2,984,105
	LODGING 0.1%
17,900	Hilton Grand Vacations, Inc.(1)	851,503
	RETAIL 2.8%
21,900	Asbury Automotive Group, Inc.(1)	4,308,606
18,900	Dave & Buster’s Entertainment, Inc.(1)	724,437
9,500	Lithia Motors, Inc.	3,011,880
12,500	Signet Jewelers Ltd.	987,000
19,800	Texas Roadhouse, Inc.	1,808,334
21,800	Wingstop, Inc.	3,573,674
		14,413,931
		89,336,760
CONSUMER STAPLES 3.0%
	COMMERCIAL SERVICES 0.3%
6,400	Medifast, Inc.	1,232,896
	FOOD 2.7%
59,200	Calavo Growers, Inc.	2,263,808
69,900	J&J Snack Foods Corp.	10,682,118
Shares		Value
COMMON STOCKS 97.3% (continued)
CONSUMER STAPLES 3.0% (continued)
	FOOD 2.7% (continued)
5,600	Lancaster Colony Corp.	$945,336
		13,891,262
		15,124,158
FINANCIALS 9.7%
	BANKS 2.7%
206,496	First Financial Bankshares, Inc.	9,488,491
38,900	Walker & Dunlop, Inc.	4,415,150
		13,903,641
	DIVERSIFIED FINANCIALS 3.3%
34,700	Enova International, Inc.(1)	1,198,885
19,400	LendingTree, Inc.(1)	2,712,702
187,650	Stifel Financial Corp.	12,752,694
		16,664,281
	INSURANCE 3.7%
24,300	eHealth, Inc.(1)	984,150
18,200	Primerica, Inc.	2,796,066
131,900	RLI Corp.	13,225,613
22,400	Selective Insurance Group, Inc.	1,691,872
		18,697,701
		49,265,623
HEALTHCARE 11.3%
	HEALTHCARE PRODUCTS 5.7%
22,700	CONMED Corp.	2,969,841
28,900	ICU Medical, Inc.(1)	6,744,682
20,300	iRhythm Technologies, Inc.(1)	1,188,768
196,862	Neogen Corp.(1)	8,549,717
56,200	Omnicell, Inc.(1)	8,341,766
5,574	STERIS PLC	1,138,657
		28,933,431
	HEALTHCARE SERVICES 5.6%
19,000	Chemed Corp.	8,837,280
71,300	Ensign Group, Inc.	5,339,657
8,100	LHC Group, Inc.(1)	1,270,971
14,400	Medpace Holdings, Inc.(1)	2,725,632
12,900	Pennant Group, Inc.(1)	362,361
38,000	Select Medical Holdings Corp.	1,374,460
77,800	US Physical Therapy, Inc.	8,604,680
		28,515,041
		57,448,472
INDUSTRIALS 28.3%
	AEROSPACE/DEFENSE 0.7%
31,000	Aerojet Rocketdyne Holdings, Inc.	1,350,050
50,300	Mercury Systems, Inc.(1)	2,385,226
		3,735,276
Shares		Value
COMMON STOCKS 97.3% (continued)
INDUSTRIALS 28.3% (continued)
	BUILDING MATERIALS 4.9%
119,400	AAON, Inc.	$7,801,596
3,400	American Woodmark Corp.(1)	222,258
26,500	Lennox International, Inc.	7,795,505
64,000	Trex Co., Inc.(1)(2)	6,523,520
41,000	Zurn Water Solutions Corp.	2,635,890
		24,978,769
	COMMERCIAL SERVICES 2.5%
9,000	ABM Industries, Inc.	405,090
14,800	ASGN, Inc.(1)	1,674,472
36,200	FTI Consulting, Inc.(1)	4,876,140
21,200	Insperity, Inc.	2,347,688
33,700	TriNet Group, Inc.(1)	3,187,346
		12,490,736
	COMPUTERS 1.0%
5,300	CACI International, Inc. Class A(1)	1,389,130
41,700	Science Applications International Corp.	3,567,852
		4,956,982
	DISTRIBUTION/WHOLESALE 0.6%
16,500	SiteOne Landscape Supply, Inc.(1)(2)	3,291,255
	ELECTRICAL EQUIPMENT 1.3%
85,700	EnerSys	6,379,508
	ELECTRONICS 2.3%
102,000	Woodward, Inc.	11,546,400
	ENGINEERING & CONSTRUCTION 4.0%
24,900	Dycom Industries, Inc.(1)	1,773,876
163,700	Exponent, Inc.	18,522,655
		20,296,531
	FOOD SERVICE 1.0%
198,800	Healthcare Services Group, Inc.	4,968,012
	MACHINERY — DIVERSIFIED 3.4%
23,300	Applied Industrial Technologies, Inc.	2,100,029
13,500	Kadant, Inc.	2,755,350
38,600	Toro Co.	3,760,026
53,147	Watts Water Technologies, Inc. Class A	8,933,479
		17,548,884
	METAL FABRICATE/HARDWARE 2.2%
52,500	RBC Bearings, Inc.(1)	11,140,500
	MISCELLANEOUS MANUFACTURERS 2.0%
19,400	Carlisle Cos., Inc.	3,856,526
26,400	EnPro Industries, Inc.	2,299,968

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS 97.3% (continued)
INDUSTRIALS 28.3% (continued)
	MISCELLANEOUS MANUFACTURERS 2.0% (continued)
27,600	John Bean Technologies Corp.	$3,879,180
		10,035,674
	RETAIL 0.5%
57,900	Rush Enterprises, Inc. Class A	2,614,764
	TEXTILES 0.7%
16,200	Unifirst Corp.	3,444,444
	TRANSPORTATION 1.0%
33,800	Landstar System, Inc.	5,334,316
	TRUCKING & LEASING 0.2%
11,500	GATX Corp.(2)	1,029,940
		143,791,991
INFORMATION TECHNOLOGY 23.3%
	CHEMICALS 0.3%
9,300	Rogers Corp.(1)	1,734,264
	COMMERCIAL SERVICES 0.6%
36,600	Alarm.com Holdings, Inc.(1)	2,861,754
	COMPUTERS 4.7%
86,200	ExlService Holdings, Inc.(1)	10,612,944
47,900	MAXIMUS, Inc.	3,985,280
30,500	Qualys, Inc.(1)	3,394,345
51,400	Rapid7, Inc.(1)	5,809,228
		23,801,797
	ELECTRICAL EQUIPMENT 0.5%
9,200	Littelfuse, Inc.	2,514,084
	ELECTRONICS 1.5%
60,000	Itron, Inc.(1)	4,537,800
28,500	SYNNEX Corp.	2,966,850
		7,504,650
	INTERNET 1.9%
93,900	ePlus, Inc.(1)	9,635,079
	MISCELLANEOUS MANUFACTURERS 0.5%
23,000	Fabrinet(1)	2,357,730
	SEMICONDUCTORS 0.6%
17,000	Synaptics, Inc.(1)	3,055,410
	SOFTWARE 12.7%
79,300	ACI Worldwide, Inc.(1)	2,436,889
28,500	Concentrix Corp.(1)	5,044,500
54,700	Everbridge, Inc.(1)	8,261,888
83,900	Five9, Inc.(1)	13,402,186
39,300	j2 Global, Inc.(1)	5,369,166
47,100	LivePerson, Inc.(1)(2)	2,776,545
104,500	SPS Commerce, Inc.(1)	16,856,895
76,400	Workiva, Inc.(1)	10,769,344
		64,917,413
		118,382,181
Shares		Value
COMMON STOCKS 97.3% (continued)
MATERIALS 4.2%
	CHEMICALS 2.1%
25,800	Balchem Corp.	$3,742,806
26,700	Quaker Chemical Corp.(2)	6,347,124
6,800	Sensient Technologies Corp.	619,344
		10,709,274
	PACKAGING & CONTAINERS 2.1%
30,200	AptarGroup, Inc.	3,604,370
190,600	Silgan Holdings, Inc.	7,311,416
		10,915,786
		21,625,060
TOTAL COMMON STOCKS (Cost $248,005,981)		494,974,245
SHORT-TERM INVESTMENTS 3.0%
	MONEY MARKET FUNDS 3.0%
14,091,482	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(3)	14,091,482
897,697	State Street Navigator Securities Lending Government Money Market Portfolio(4)	897,697
		14,989,179
TOTAL SHORT-TERM INVESTMENTS (Cost $14,989,179)		14,989,179
TOTAL INVESTMENTS IN SECURITIES 100.3% (Cost $262,995,160)		$509,963,424
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.3)%		(1,300,135)
NET ASSETS(4) 100%		$508,663,289

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of September 30, 2021, the market value of the securities on loan was $7,101,202.

(3)
Rate reflects 7 day yield as of September 30, 2021.

(4)
Securities with an aggregate market value of  $7,101,202 were out on loan in exchange for collateral including $897,697 of cash collateral as of September 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

See Notes to Financial Statements.

September 30, 2021

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$494,974,245	$—	$—	$494,974,245
Short-Term Investments	14,989,179	—	—	14,989,179
Total Investments in Securities	$509,963,424	$—	$—	$509,963,424

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE ASSET ALLOCATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Manager Discussion of Fund Performance
Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended September 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund (Investor Class) generated a total return of 7.42% during the six months ended September 30, 2021. The Fund outperformed the 6.26% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg US Aggregate Bond Index (the “Bloomberg Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund’s relative results are attributable to the equity portfolio outperforming the S&P 500® Index during the reporting period. The Fund’s fixed income portfolio underperformed the Bloomberg Index during the reporting period, modestly dampening relative results. Asset allocation had a neutral effect on the Fund’s relative results during the semi-annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund outperformed its benchmark, the S&P 500® Index, on a relative basis due primarily to stock selection overall. Sector allocation detracted, albeit modestly.
Broadly speaking, the equity portion of the Fund favors higher-quality issues with historically consistent, less volatile track records on average than does the S&P 500® Index. Heightened economic uncertainty during the semi-annual period increased investors’ preference for these type of stocks over more speculative issues, supporting the equity portion of the Fund’s outperformance. Also, investors favored growth stocks over value stocks in the large-cap and mid-cap segments of the U.S. equity market during the semi-annual period as a whole, and thus the Fund’s emphasis on more growth-oriented stocks contributed positively to its relative results as well.
More specifically, the equity portion of the Fund was helped most by effective stock selection in the health care, industrials and consumer staples sectors. Having an underweighted allocation to consumer staples, which underperformed the S&P 500® Index during the semi-annual period, also contributed positively. Only partially offsetting these positive contributors was the equity portion of the Fund’s weak stock selection in the information technology, financials and materials sectors, which detracted. Having no exposure to the strongly-performing communication services sector also dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s relative results were software and information technology services providers Intuit and EPAM Systems and medical products manufacturer Danaher. Each of these stocks generated a double-digit share price gain during the semi-annual period, each benefiting from stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
Among the stocks that detracted most from the equity portion of the Fund’s relative results was software and information technology services provider Fair Isaac, which posted a double-digit share price decline during the semi-annual period, due primarily to potentially facing new competitive pressures. Also hurting the Fund’s relative results was its lack of exposure to and thus its lack of participation in the significant share price gains of S&P 500® Index giants Google-parent Alphabet, software company Microsoft, three-dimensional graphics processors developer NVIDIA and technology hardware company Apple.

Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, one new name was added to the equity portion of the Fund’s portfolio. We initiated a position in Exponent, a small-cap company that operates as a science and engineering consulting firm within the industrials sector. In our view, Exponent has a strong long-term history of consistent gains in earnings and stock price.
We eliminated 14 positions during the semi-annual period, streamlining the equity portion of the Fund’s portfolio to 65 holdings as of September 30, 2021. Among those names sold from the equity portion of the Fund during the semi-annual period were turf equipment manufacturer Toro, reinsurance and insurance provider RenaissanceRe Holdings and flavor products manufacturer McCormick & Company. We believed each had become less consistent in delivering long-term earnings and stock price growth.
Were there any notable changes in the equity portion of the Fund’s sector weightings during the six-month period?
During the six-month period ended September 30, 2021, the equity portion of the Fund’s allocation relative to the S&P 500® Index in health care and real estate increased. The equity portion of the Fund’s allocation relative to the S&P 500® Index in materials decreased during the semi-annual period. We eliminated the equity portion of the Fund’s exposure to communication services.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of September 2021?
As of September 30, 2021, the equity portion of the Fund was overweighted relative to the S&P 500® Index in information technology, industrials, financials and health care and was underweighted relative to the S&P 500® Index in the consumer staples, consumer discretionary, utilities and materials sectors. The equity portion of the Fund was rather neutrally weighted relative to the S&P 500® Index in real estate and had no exposure to the energy or communication services sectors on September 30, 2021.
What was the duration strategy of the fixed income portion of the Fund?
We kept the fixed income portion of the Fund’s duration shorter than that of the Bloomberg Index for most of the semi-annual period based on our expectations that interest rates would rise. However, as rates declined on maturities beyond five years, this positioning detracted. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning detracted most from the fixed income portion of the Fund’s relative results. The fixed income portion of the Fund was underweight the long-term end of the U.S. Treasury yield curve where rates declined most and was overweight the intermediate segment of the yield curve where rates declined less. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
Which fixed income market segments most significantly affected Fund performance?
Sector allocation positioning within the fixed income portion of the Fund contributed positively to its relative results, with overweightings to the corporate bond and municipal bond sectors adding the most value. An overweighted allocation to securitized debt detracted somewhat.
Issue selection dampened relative results overall. The biggest detractors were Fannie Mae mortgage-backed security pass-through securities, which generally underperform when rates are falling, as pre-payment risk usually accelerates amid these conditions. On the other hand, the fixed income portion of the Fund’s best performers were its long-dated securities, particularly its positions in 30-year energy bonds.
Were there any notable changes in the fixed income portion of the Fund’s sector weightings during the six-month period?
We reduced the fixed income portion of the Fund’s exposure to mortgage-backed securities, which proved beneficial during a time of rising pre-payments. We also decreased the fixed income portion of the Fund’s allocation to asset-backed securities based on valuation concerns, which also contributed positively, as the average life of this sector correlates mostly to the short-term segment of the yield curve, where interest rates rose during the semi-annual period. The proceeds from these sales were reinvested rather equally between corporate bonds and U.S. Treasuries. Also, while maintaining a shorter duration than the Bloomberg Index, we modestly lengthened the fixed income portion of the Fund’s duration, which buoyed relative results as longer-maturity bonds significantly outperformed shorter-maturity bonds during the semi-annual period.

VALUE LINE ASSET ALLOCATION FUND, INC.

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of September 2021?
As of September 30, 2021, the fixed income portion of the Fund was significantly overweight relative to the Bloomberg Index in investment grade corporate bonds with a more modest overweight in municipal debt. The fixed income portion of the Fund was significantly underweight relative to the Bloomberg Index in U.S. Treasuries and more modestly underweight the securitized sector, including mortgage-backed securities and asset-backed securities. At the end of the semi-annual period, the fixed income portion of the Fund maintained a shorter duration than that of the Bloomberg Index
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At the end of September 2021, the Fund had a weighting of approximately 60% in stocks, 36% in fixed income securities and 4% in cash equivalents, the same as where it started at the end of March 2021. The allocation to stocks ranged from 59% to 61% during the semi-annual period, as we sought to take advantage of short-term market swings to buy and sell stocks. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer model and other factors.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives as part of its strategy during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. Whereas the Fund’s peer group invests nearly half of its equity portfolio in the largest companies, only 19% of the Fund’s equity holdings were comprised of these so-called giants as of September 30, 2021. Instead, the equity portion of the Fund favors mid-cap companies and the lower range of the large-cap company spectrum. In our view, this is the “sweet spot,” where we seek to find firms that have already established long-term winning records and yet still have plenty of room to grow. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.
As we manage both the equity and fixed income portions of the Fund and determine asset allocation, we will continue to carefully monitor any significant changes in global and domestic economic growth trends, geopolitical risks, supply/demand factors, fundamentals and shifting monetary policy stances by central banks globally for their potential impact on the financial markets. Over the near term, we are watching especially closely the timing around the U.S. Federal Reserve’s potential asset purchase tapering, the course of the COVID-19 pandemic and its effect on both economic recovery and the pace of workers returning to the labor market, and the speed at which supply chains normalize and the effect that may have on inflation.

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	136,737	$41,628,212	2.4%
Intuit, Inc.	72,810	39,281,723	2.2%
S&P Global, Inc.	83,400	35,435,826	2.0%
Adobe, Inc.	59,900	34,485,628	2.0%
Thermo Fisher Scientific, Inc.	60,000	34,279,800	1.9%
Intercontinental Exchange, Inc.	289,913	33,287,811	1.9%
Republic Services, Inc.	271,627	32,611,538	1.8%
Teledyne Technologies, Inc.	75,100	32,261,458	1.8%
Cintas Corp.	82,900	31,556,714	1.8%
ServiceNow, Inc.	45,925	28,577,750	1.6%
Asset Allocation – Percentage of Net Assets

Common Stock Sectors – Percentage of Common Stocks*

*
Excludes short-term investments, if any.

Bonds & Notes Sectors – Percentage of All Bonds & Notes*

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2021 (unaudited) (continued)

Performance Data: *
Average Annual Total Returns (For periods ended 9/30/2021)
Investor Class	6 mos	1 Yr	5 Yrs	10 Yrs	Since Inception 8/24/1993
Value Line Asset Allocation Fund, Inc.	7.42%	11.76%	12.12%	11.81%	9.98%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**	6.26%	17.64%	11.32%	11.18%	8.30%
S&P 500® Index***	9.18%	30.00%	16.90%	16.63%	10.46%
Institutional Class	6 mos	1 Yr	5 Yrs	Since Inception 11/2/2015
Value Line Asset Allocation Fund, Inc.	7.56%	12.05%	12.40%	11.30%
60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index**	6.26%	17.64%	11.32%	10.54%
S&P 500® Index***	9.18%	30.00%	16.90%	15.32%

*
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data includes reinvestment of all dividends and distributions but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**
The 60/40 S&P 500® Index/Bloomberg US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).

***
The S&P 500® Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.

Value Line Asset Allocation Fund, Inc.
Schedule of Investments (unaudited)	September 30, 2021

Shares		Value
COMMON STOCKS 59.9%
CONSUMER DISCRETIONARY 2.6%
	DISTRIBUTION & WHOLESALE 0.9%
34,800	Pool Corp.	$15,117,468
	RETAIL 1.7%
51,100	Dollar General Corp.	10,840,354
8,400	Domino’s Pizza, Inc.	4,006,464
234,394	TJX Cos., Inc.	15,465,316
		30,312,134
		45,429,602
CONSUMER STAPLES 1.0%
	HOUSEHOLD PRODUCTS 0.4%
77,200	Church & Dwight Co., Inc.	6,374,404
	RETAIL 0.6%
25,000	Costco Wholesale Corp.	11,233,750
		17,608,154
FINANCIALS 8.0%
	COMMERCIAL SERVICES 2.0%
83,400	S&P Global, Inc.	35,435,826
	DIVERSIFIED FINANCIALS 1.9%
289,913	Intercontinental Exchange, Inc.	33,287,811
	INSURANCE 4.1%
4,900	Alleghany Corp.(1)	3,059,609
70,100	American Financial Group, Inc.	8,820,683
83,700	Aon PLC Class A	23,918,949
234,400	Arch Capital Group Ltd.(1)	8,949,392
218,130	Berkley (W.R.) Corp.	15,962,753
76,200	Progressive Corp.	6,887,718
43,100	RLI Corp.	4,321,637
		71,920,741
		140,644,378
HEALTHCARE 9.6%
	BIOTECHNOLOGY 0.6%
13,600	Bio-Rad Laboratories, Inc. Class A(1)	10,144,920
	ELECTRONICS 0.4%
5,300	Mettler-Toledo International, Inc.(1)	7,300,008
	HEALTHCARE PRODUCTS 6.1%
4,900	Cooper Cos., Inc.	2,025,219
136,737	Danaher Corp.	41,628,212
36,800	IDEXX Laboratories, Inc.(1)	22,885,920
20,200	Teleflex, Inc.	7,606,310
60,000	Thermo Fisher Scientific, Inc.	34,279,800
		108,425,461
Shares		Value
COMMON STOCKS 59.9% (continued)
HEALTHCARE 9.6% (continued)
	HEALTHCARE SERVICES 2.5%
17,000	Charles River Laboratories International, Inc.(1)	$7,015,390
33,700	Chemed Corp.	15,674,544
66,900	IQVIA Holdings, Inc.(1)	16,025,226
13,800	UnitedHealth Group, Inc.	5,392,212
		44,107,372
		169,977,761
INDUSTRIALS 13.9%
	AEROSPACE & DEFENSE 3.2%
75,100	Teledyne Technologies, Inc.(1)	32,261,458
38,400	TransDigm Group, Inc.(1)	23,983,488
		56,244,946
	BUILDING MATERIALS 0.2%
9,500	Lennox International, Inc.	2,794,615
	COMMERCIAL SERVICES 4.4%
82,900	Cintas Corp.	31,556,714
103,000	CoStar Group, Inc.(1)	8,864,180
57,503	IHS Markit Ltd.	6,706,000
259,874	Rollins, Inc.	9,181,348
111,600	Verisk Analytics, Inc.	22,350,132
		78,658,374
	DISTRIBUTION & WHOLESALE 0.4%
56,500	Copart, Inc.(1)	7,837,680
	ENGINEERING & CONSTRUCTION 0.2%
36,000	Exponent, Inc.	4,073,400
	ENVIRONMENTAL CONTROL 2.7%
271,627	Republic Services, Inc.	32,611,538
114,125	Waste Connections, Inc.	14,371,761
		46,983,299
	SOFTWARE 1.5%
59,100	Roper Technologies, Inc.	26,366,283
	TRANSPORTATION 1.3%
116,300	Union Pacific Corp.	22,795,963
		245,754,560
INFORMATION TECHNOLOGY 20.8%
	COMMERCIAL SERVICES 0.7%
18,700	Gartner, Inc.(1)	5,682,556
Shares		Value
COMMON STOCKS 59.9% (continued)
INFORMATION TECHNOLOGY 20.8% (continued)
	COMMERCIAL SERVICES 0.7% (continued)
45,887	Global Payments, Inc.	$7,230,874
		12,913,430
	COMPUTERS 3.0%
72,751	Accenture PLC Class A	23,274,500
155,100	CGI, Inc.(1)	13,146,276
29,000	EPAM Systems, Inc.(1)	16,543,920
		52,964,696
	DIVERSIFIED FINANCIALS 1.6%
80,000	MasterCard, Inc. Class A	27,814,400
	SEMICONDUCTORS 0.6%
21,565	Monolithic Power Systems, Inc.	10,452,124
	SOFTWARE 14.5%
59,900	Adobe, Inc.(1)	34,485,628
24,700	ANSYS, Inc.(1)	8,409,115
147,600	Cadence Design Systems, Inc.(1)	22,352,544
51,600	Fair Isaac Corp.(1)	20,533,188
106,787	Fidelity National Information Services, Inc.	12,993,842
177,000	Fiserv, Inc.(1)	19,204,500
72,810	Intuit, Inc.	39,281,723
13,400	Paycom Software, Inc.(1)	6,643,050
81,000	Salesforce.com, Inc.(1)	21,968,820
45,925	ServiceNow, Inc.(1)	28,577,750
59,800	Synopsys, Inc.(1)	17,904,718
52,737	Tyler Technologies, Inc.(1)	24,187,825
		256,542,703
	TELECOMMUNICATIONS 0.4%
34,100	Motorola Solutions, Inc.	7,922,112
		368,609,465
MATERIALS 1.2%
	CHEMICALS 1.0%
81,000	Ecolab, Inc.	16,898,220
	PACKAGING & CONTAINERS 0.2%
31,800	AptarGroup, Inc.	3,795,330
		20,693,550
REAL ESTATE 1.7%
	REITS 1.7%
21,600	Equinix, Inc. REIT	17,066,808

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Shares		Value
COMMON STOCKS 59.9% (continued)
REAL ESTATE 1.7% (continued)
	REITS 1.7% (continued)
174,700	Equity Lifestyle Properties, Inc. REIT	$13,644,070
		30,710,878
UTILITIES 1.1%
	ELECTRIC 1.1%
253,776	NextEra Energy, Inc.	19,926,492
TOTAL COMMON STOCKS (Cost $648,789,678)		1,059,354,840
Principal Amount		Value
ASSET-BACKED SECURITIES 1.4%
$8,417	Ally Auto Receivables Trust, Series 2018-3, Class A3, 3.00%, 1/17/23	8,425
2,400,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	2,445,316
1,750,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(2)	1,873,449
1,000,000	Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06%, 4/15/33(2)	995,952
1,500,000	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47%, 1/15/30(2)	1,579,709
1,220,000	Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.06%, 4/15/26	1,291,319
254,073	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.75%, 7/16/24	256,200
Principal Amount		Value
ASSET-BACKED SECURITIES 1.4% (continued)
$1,500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25	$1,534,431
240,984	Honda Auto Receivables Owner Trust, Series 2018-2, Class A4, 3.16%, 8/19/24	241,273
709,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A4, 2.54%, 3/21/25	724,962
655,000	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.82%, 7/15/24	658,396
700,000	Honda Auto Receivables Owner Trust, Series 2018-3, Class A4, 3.07%, 11/21/24	705,747
1,000,000	Honda Auto Receivables Owner Trust, Series 2019-4, Class A4, 1.87%, 1/20/26	1,019,380
1,300,000	Honda Auto Receivables Owner Trust, Series 2020-3, Class A4, 0.46%, 4/19/27	1,301,753
294,869	Nissan Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.90%, 10/16/23	297,738
3,250,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(2)	3,292,582
1,000,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(2)	1,048,384
Principal Amount		Value
ASSET-BACKED SECURITIES 1.4% (continued)
$486,428	Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3, 3.18%, 3/15/23	$489,668
477,956	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A4, 2.12%, 2/15/23	478,592
866,966	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, 2.52%, 5/15/23	871,601
789,025	Toyota Auto Receivables Owner Trust, Series 2019-A, Class A3, 2.91%, 7/17/23	797,003
1,173,208	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, 12/20/23	1,183,859
39,174	World Omni Auto Receivables Trust, Series 2018-A, Class A3, 2.50%, 4/17/23	39,288
26,703	World Omni Auto Receivables Trust, Series 2018-B, Class A3, 2.87%, 7/17/23	26,833
1,190,000	World Omni Auto Receivables Trust, Series 2018-B, Class A4, 3.03%, 6/17/24	1,207,434
TOTAL ASSET-BACKED SECURITIES (Cost $24,678,165)		24,369,294
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3%
570,000	BANK, Series 2017-BNK8, Class ASB, 3.31%, 11/15/50	613,166
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	274,392
1,640,000	BANK, Series 2019-BN16, Class A4, 4.01%, 2/15/52	1,863,852

See Notes to Financial Statements.

September 30, 2021

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3% (continued)
$950,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	$1,059,626
1,000,000	BANK, Series 2020-BN30, Class A3, 1.65%, 12/15/53	971,203
500,000	BANK, Series 2021-BN32, Class A2, 1.99%, 4/15/54	511,658
500,000	BANK, Series 2019-BN24, Class A3, 2.96%, 11/15/62	533,498
850,000	BANK, Series 2021-BN34, Class A4, 2.16%, 6/15/63	853,404
700,000	BANK, Series 2021-BN33, Class A3, 2.02%, 5/15/64	703,576
271,452	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	282,208
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	101,679
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	159,605
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K035, Class A2, 3.46%, 8/25/23(3)	525,470
600,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K036, Class A2, 3.53%, 10/25/23(3)	633,570
1,800,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K037, Class A2, 3.49%, 1/25/24	1,908,758
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3% (continued)
$450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	$476,920
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K040, Class A2, 3.24%, 9/25/24	1,689,354
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K041, Class A2, 3.17%, 10/25/24	534,616
850,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(3)	912,202
955,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2, 3.01%, 7/25/25	1,025,275
1,450,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	1,580,646
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K054, Class A2, 2.75%, 1/25/26	1,068,065
1,240,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	1,323,714
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3% (continued)
$1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K056, Class A2, 2.53%, 5/25/26	$1,061,547
629,725	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A1, 2.34%, 7/25/26	656,427
1,670,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	1,786,324
875,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K061, Class A2, 3.35%, 11/25/26(3)	964,236
674,046	FHLMC Multifamily Structured Pass-Through Certificates, Series K066, Class A1, 2.80%, 12/25/26	713,493
1,537,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	1,701,036
1,950,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(3)	2,159,329
1,580,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	1,735,151

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3% (continued)
$1,750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	$1,926,489
2,625,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	2,889,966
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K068, Class A2, 3.24%, 8/25/27	827,796
856,424	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A1, 3.25%, 11/25/27	920,830
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	277,182
696,034	FHLMC Multifamily Structured Pass-Through Certificates, Series K072, Class A2, 3.44%, 12/25/27	778,940
1,850,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	2,059,191
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	846,994
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3% (continued)
$2,965,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K075, Class A2, 3.65%, 2/25/28(3)	$3,358,322
867,904	FHLMC Multifamily Structured Pass-Through Certificates, Series K079, Class A1, 3.73%, 2/25/28	957,093
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 4/25/28	1,147,943
3,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K077, Class A2, 3.85%, 5/25/28(3)	3,436,551
1,805,564	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A1, 3.34%, 10/25/28	1,976,177
750,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(3)	855,917
3,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K087, Class A2, 3.77%, 12/25/28	3,446,808
1,400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	1,592,235
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3% (continued)
$1,925,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K092, Class A2, 3.30%, 4/25/29	$2,155,607
2,916,717	FHLMC Multifamily Structured Pass-Through Certificates, Series K102, Class A1, 2.18%, 5/25/29	3,056,925
1,933,108	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	2,026,443
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K102, Class A2, 2.54%, 10/25/29	1,070,502
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K103, Class A2, 2.65%, 11/25/29	593,195
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.63%, 11/25/45(2)(3)	256,844
231,257	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(2)(3)	248,963
150,000	GNMA, Series 2013-12, Class B, 2.05%, 11/16/52(3)	151,931
28,629	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	28,696
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A5, 3.58%, 3/15/49	543,823

See Notes to Financial Statements.

September 30, 2021

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3% (continued)
$281,901	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	$294,893
835,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	906,028
1,000,000	Morgan Stanley Capital I Trust, 2.32%, 8/15/31	1,009,966
355,000	Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4, 3.05%, 11/15/49	379,824
600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	655,647
750,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 11/15/52	811,178
1,550,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.13%, 11/15/52	1,666,807
390,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	399,585
41,067	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	41,057
300,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	324,049
150,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	158,547
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.3% (continued)
$445,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5, 3.82%, 8/15/50	$474,744
40,655	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	40,779
650,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	715,449
370,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.77%, 7/15/58(3)	402,741
17,920	WFRBS Commercial Mortgage Trust, Series 2012-C6, Class A4, 3.44%, 4/15/45	17,954
300,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45	305,819
346,037	WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A4, 3.65%, 10/15/57	370,650
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $76,602,837)		76,791,080
CORPORATE BONDS & NOTES 11.0%
	BASIC MATERIALS 0.6%
742,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	749,248
690,000	ArcelorMittal SA, Senior Unsecured Notes, 4.25%, 7/16/29(4)	757,826
750,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	784,135
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	BASIC MATERIALS 0.6% (continued)
$800,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31	$752,569
750,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	808,648
700,000	LYB International Finance II B.V., Guaranteed Notes, 3.50%, 3/2/27	762,086
150,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	157,880
400,000	Nutrien Ltd., Senior Unsecured Notes, 1.90%, 5/13/23	408,580
775,000	Nutrien Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	882,769
770,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	925,314
900,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	962,947
835,000	Teck Resources Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	1,080,611
650,000	Westlake Chemical Corp., Senior Unsecured Notes, 3.60%, 8/15/26	713,365
		9,745,978
	COMMUNICATIONS 0.7%
750,000	Alibaba Group Holding Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	803,409
550,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	700,644
250,000	Amazon.com, Inc., Senior Unsecured Notes, 2.50%, 6/3/50	233,499
655,000	AT&T, Inc., 2.55%, 12/1/33	643,474
750,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	810,867

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	COMMUNICATIONS 0.7% (continued)
$900,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	$1,011,833
300,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	332,676
475,000	Comcast Corp., Guaranteed Notes, 4.15%, 10/15/28	545,813
600,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	681,598
650,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30	671,570
750,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	870,225
525,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	605,062
725,000	T-Mobile USA, Inc., Guaranteed Notes, 3.50%, 4/15/31(4)	764,610
750,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31	762,255
775,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	921,592
775,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	890,990
850,000	Walt Disney Co., Guaranteed Notes, 2.65%, 1/13/31(4)	887,081
		12,137,198
	CONSUMER, CYCLICAL 0.8%
1,000,000	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, 9/10/25	994,836
825,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	919,481
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	CONSUMER, CYCLICAL 0.8% (continued)
$800,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32	$783,363
850,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	811,760
775,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24(4)	811,742
700,000	Dollar General Corp., Senior Unsecured Notes, 3.50%, 4/3/30	770,306
875,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	899,063
811,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	846,102
750,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	809,085
750,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 1.70%, 10/15/30	716,235
700,000	Newell Brands, Inc., Senior Unsecured Notes, 4.70%, 4/1/26	771,768
750,000	NIKE, Inc., Senior Unsecured Notes, 2.38%, 11/1/26	792,569
850,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	944,147
733,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(4)	849,994
500,000	Starbucks Corp., Senior Unsecured Notes, 3.75%, 12/1/47	542,903
335,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	377,193
500,000	Toyota Motor Credit Corp., Senior Unsecured Notes, 3.45%, 9/20/23	529,981
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	CONSUMER, CYCLICAL 0.8% (continued)
$750,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	$877,098
		14,047,626
	CONSUMER, NON-CYCLICAL 2.1%
776,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	870,085
760,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	813,922
800,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	827,275
750,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(4)	909,721
850,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	911,057
1,000,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30(4)	950,534
750,000	Avery Dennison Corp., Senior Unsecured Notes, 2.25%, 2/15/32	733,304
750,000	Baxter International, Inc., Senior Unsecured Notes, 2.60%, 8/15/26	791,740
750,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	830,135
850,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	934,810
875,000	Bunge Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	941,757
800,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	872,000
400,000	Cigna Corp., Guaranteed Notes, 3.40%, 3/1/27	436,826
500,000	Cigna Corp., Senior Unsecured Notes, 2.40%, 3/15/30	507,520

See Notes to Financial Statements.

September 30, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	CONSUMER, NON-CYCLICAL 2.1% (continued)
$400,000	Clorox Co., Senior Unsecured Notes, 3.05%, 9/15/22	$407,710
400,000	Clorox Co., Senior Unsecured Notes, 1.80%, 5/15/30	388,977
750,000	Coca-Cola Co., Senior Unsecured Notes, 1.45%, 6/1/27	756,696
700,000	Coca-Cola Femsa SAB de CV, Guaranteed Notes, 2.75%, 1/22/30	722,141
850,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	827,385
500,000	Constellation Brands, Inc., Senior Unsecured Notes, 2.88%, 5/1/30	519,818
300,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	392,103
750,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	718,074
500,000	Eli Lilly and Co., Senior Unsecured Notes, 2.25%, 5/15/50(4)	450,774
575,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	587,888
300,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	340,695
750,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	773,038
750,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	838,125
450,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	501,816
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29	266,198
750,000	Illumina, Inc., Senior Unsecured Notes, 2.55%, 3/23/31	756,083
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	CONSUMER, NON-CYCLICAL 2.1% (continued)
$1,000,000	Johnson & Johnson, Senior Unsecured Notes, 1.30%, 9/1/30	$963,466
725,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	780,003
800,000	Kroger Co., Senior Unsecured Notes, 2.65%, 10/15/26	848,085
875,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	925,929
750,000	McKesson Corp., Senior Unsecured Notes, 0.90%, 12/3/25	737,637
800,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	932,179
775,000	Mondelez International, Inc., Senior Unsecured Notes, 1.50%, 2/4/31(4)	728,506
750,000	Novartis Capital Corp., Guaranteed Notes, 2.75%, 8/14/50	752,748
800,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26(4)	854,390
700,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	710,797
750,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	782,281
800,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	760,196
500,000	Sanofi, Senior Unsecured Notes, 3.38%, 6/19/23	524,899
550,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	568,562
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	CONSUMER, NON-CYCLICAL 2.1% (continued)
$300,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25	$344,916
500,000	Sysco Corp., Guaranteed Notes, 2.40%, 2/15/30	506,986
880,000	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	891,742
625,000	Teva Pharmaceutical Finance Netherlands III BV, Guaranteed Notes, 2.80%, 7/21/23	621,275
750,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 4.13%, 3/25/25	824,889
575,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	604,037
825,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	1,034,617
750,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	825,865
750,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	843,890
		37,946,102
	ENERGY 1.0%
850,000	Boardwalk Pipelines LP, Guaranteed Notes, 4.95%, 12/15/24	940,409
875,000	Canadian Natural Resources Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	895,546
975,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26(4)	1,120,611
800,000	Diamondback Energy, Inc., Guaranteed Notes, 2.88%, 12/1/24	839,869
800,000	Enbridge, Inc., Guaranteed Notes, 2.50%, 8/1/33	802,322

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	ENERGY 1.0% (continued)
$600,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	$723,564
750,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(4)	874,758
500,000	Equinor ASA, Guaranteed Notes, 3.25%, 11/18/49	525,990
775,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	860,360
750,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	849,457
495,000	Magellan Midstream Partners LP, Senior Unsecured Notes, 4.25%, 9/15/46	547,623
400,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	464,926
625,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	692,188
700,000	ONEOK, Inc., Guaranteed Notes, 3.40%, 9/1/29	745,809
300,000	Phillips 66, Guaranteed Notes, 1.30%, 2/15/26	298,162
500,000	Phillips 66, Guaranteed Notes, 3.90%, 3/15/28	553,994
850,000	Schlumberger Finance Canada Ltd., Guaranteed Notes, 1.40%, 9/17/25(4)	858,724
850,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	881,781
550,000	Spectra Energy Partners LP, Guaranteed Notes, 4.75%, 3/15/24	597,607
800,000	Suncor Energy, Inc., Senior Unsecured Notes, 3.10%, 5/15/25	851,583
750,000	TotalEnergies Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	828,570
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	ENERGY 1.0% (continued)
$300,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	$341,271
400,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	506,965
350,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	471,897
		17,073,986
	FINANCIAL 3.1%
775,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	766,770
775,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	865,793
350,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	376,285
500,000	Air Lease Corp., Senior Unsecured Notes, 4.63%, 10/1/28	562,496
775,000	Allstate Corp., Senior Unsecured Notes, 1.45%, 12/15/30	739,468
600,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	671,677
825,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	893,079
800,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	844,856
750,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	834,102
250,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	271,329
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	FINANCIAL 3.1% (continued)
$500,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 3.45%, 6/1/25	$539,803
400,000	AvalonBay Communities, Inc., Senior Unsecured Notes, 2.45%, 1/15/31	409,737
884,000	Bank of America Corp., Senior Unsecured Notes, 4.00%, 4/1/24	956,851
750,000	Bank of Montreal, Series E, Senior Unsecured Notes, 3.30%, 2/5/24	797,434
750,000	Bank of New York Mellon Corp., Senior Unsecured Notes, 1.60%, 4/24/25	766,265
650,000	Bank of Nova Scotia, Senior Unsecured Notes, 2.70%, 8/3/26	689,251
775,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	866,446
750,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.85%, 3/12/30	745,882
775,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30	798,641
750,000	Brookfield Finance, Inc., Guaranteed Notes, 2.72%, 4/15/31	766,216
750,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	778,820
700,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	763,234
625,000	CIT Group, Inc., Senior Unsecured Notes, (SOFR + 3.83%), 3.93%, 6/19/24(3)	653,666

See Notes to Financial Statements.

September 30, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	FINANCIAL 3.1% (continued)
$500,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(3)	$531,051
503,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	668,598
750,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	805,929
875,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	997,727
750,000	Cooperatieve Rabobank UA, Senior Unsecured Notes, 3.38%, 5/21/25	812,965
750,000	Crown Castle International Corp., Senior Unsecured Notes, 3.80%, 2/15/28	824,130
500,000	Digital Realty Trust LP, Guaranteed Notes, 3.60%, 7/1/29	546,539
500,000	Discover Bank, Senior Unsecured Notes, 2.70%, 2/6/30(4)	518,023
700,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	758,089
500,000	Duke Realty LP, Senior Unsecured Notes, 4.00%, 9/15/28	564,890
750,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	754,234
800,000	Equitable Holdings, Inc., Senior Unsecured Notes, 4.35%, 4/20/28	911,064
375,000	Essex Portfolio LP, Guaranteed Notes, 4.00%, 3/1/29	420,177
250,000	Essex Portfolio LP, Guaranteed Notes, 3.00%, 1/15/30	262,724
775,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	826,792
750,000	Franklin Resources, Inc., Senior Unsecured Notes, 1.60%, 10/30/30	712,671
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	FINANCIAL 3.1% (continued)
$700,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 3.75%, 2/25/26	$767,841
175,000	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, 10/1/37	250,028
850,000	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 2.80%, 8/19/29(4)	887,390
825,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	908,316
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	262,181
500,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.55%, 2/4/30(4)	516,437
825,000	ING Groep NV, Senior Unsecured Notes, 3.95%, 3/29/27	923,743
500,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	561,972
550,000	JPMorgan Chase & Co., Senior Unsecured Notes, (3-month LIBOR + 1.38%), 3.96%, 11/15/48(3)	636,080
800,000	KeyCorp, Senior Unsecured Notes, 2.55%, 10/1/29	831,786
700,000	Kimco Realty Corp., 2.25%, 12/1/31	682,976
775,000	Life Storage LP, Guaranteed Notes, 2.20%, 10/15/30	767,617
800,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	859,982
500,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	523,759
300,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	323,553
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	FINANCIAL 3.1% (continued)
$500,000	National Australia Bank Ltd., Senior Unsecured Notes, 1.88%, 12/13/22	$509,719
250,000	National Australia Bank Ltd., Senior Unsecured Notes, 2.50%, 7/12/26	265,088
750,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29	817,779
500,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29(4)	550,213
500,000	PNC Bank NA, Subordinated Notes, 2.95%, 1/30/23	515,927
750,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	838,403
750,000	Prologis LP, Senior Unsecured Notes, 2.25%, 4/15/30	762,670
500,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(3)(4)	584,725
750,000	Regions Financial Corp., Senior Unsecured Notes, 2.25%, 5/18/25	779,177
750,000	Reinsurance Group of America, Inc., Senior Unsecured Notes, 3.90%, 5/15/29	837,137
688,000	Royal Bank of Canada, Subordinated Notes, 4.65%, 1/27/26	780,332
750,000	Sabra Health Care LP, Guaranteed Notes, 3.90%, 10/15/29	789,320
700,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.50%, 6/7/24	743,512
750,000	State Street Corp., Senior Unsecured Notes, 2.40%, 1/24/30	777,366

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	FINANCIAL 3.1% (continued)
$700,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	$761,605
250,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.75%, 7/19/23	264,878
650,000	Sumitomo Mitsui Financial Group, Inc., Senior Unsecured Notes, 3.04%, 7/16/29	688,030
360,000	Synchrony Financial, Senior Unsecured Notes, 4.25%, 8/15/24	388,966
750,000	Toronto-Dominion Bank, Senior Unsecured Notes, 1.15%, 6/12/25	751,393
750,000	Truist Bank, Subordinated Notes, (5-year Treasury Constant Maturity Rate + 1.15%), 2.64%, 9/17/29(3)	783,908
500,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	541,587
650,000	Visa, Inc., Senior Unsecured Notes, 2.05%, 4/15/30	659,932
500,000	Wells Fargo & Co., Series M, Subordinated Notes, 3.45%, 2/13/23	520,335
750,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	850,694
500,000	Westpac Banking Corp., Senior Unsecured Notes, 3.30%, 2/26/24	532,911
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	127,731
650,000	Weyerhaeuser Co., Senior Unsecured Notes, 4.00%, 11/15/29	734,990
750,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	783,508
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	FINANCIAL 3.1% (continued)
$750,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	$778,917
		55,698,118
	INDUSTRIAL 1.0%
750,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30	744,710
775,000	Amphenol Corp., 2.20%, 9/15/31	767,612
685,000	Ball Corp., Guaranteed Notes, 4.88%, 3/15/26	756,925
500,000	Carlisle Cos., Inc., Senior Unsecured Notes, 2.75%, 3/1/30	515,243
450,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	472,051
800,000	Flex Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	887,669
500,000	GATX Corp., Senior Unsecured Notes, 4.00%, 6/30/30	557,295
750,000	Honeywell International, Inc., Senior Unsecured Notes, 1.95%, 6/1/30	750,066
250,000	Jabil, Inc., Senior Unsecured Notes, 1.70%, 4/15/26	251,185
500,000	Jabil, Inc., Senior Unsecured Notes, 3.60%, 1/15/30	541,476
650,000	John Deere Capital Corp., Senior Unsecured Notes, 2.45%, 1/9/30(4)	675,914
625,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Senior Unsecured Notes, 1.75%, 9/15/30	605,949
675,000	Keysight Technologies, Inc., Senior Unsecured Notes, 3.00%, 10/30/29	711,591
650,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	741,134
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	INDUSTRIAL 1.0% (continued)
$750,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	$724,281
450,000	Norfolk Southern Corp., Senior Unsecured Notes, 4.10%, 5/15/49	526,780
278,000	Owens Corning, Senior Unsecured Notes, 3.40%, 8/15/26	300,385
500,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	557,369
350,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	375,459
400,000	Packaging Corp. of America, Senior Unsecured Notes, 3.00%, 12/15/29	422,851
500,000	Raytheon Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	568,615
835,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	840,715
450,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	486,277
300,000	Trane Technologies Luxembourg Finance SA, Guaranteed Notes, 3.80%, 3/21/29	335,193
250,000	Trane Technologies Luxembourg Finance SA, Guaranteed Notes, 4.50%, 3/21/49	307,813
500,000	Union Pacific Corp., Senior Unsecured Notes, 3.25%, 2/5/50	523,528
875,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	915,985
750,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	822,513

See Notes to Financial Statements.

September 30, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	INDUSTRIAL 1.0% (continued)
$750,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	$835,967
		17,522,551
	TECHNOLOGY 1.0%
750,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	774,972
700,000	Analog Devices, Inc., 2.80%, 10/1/41	696,726
750,000	Apple, Inc., Senior Unsecured Notes, 3.75%, 11/13/47	866,166
800,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	786,766
750,000	Broadridge Financial Solutions, Inc., Senior Unsecured Notes, 2.90%, 12/1/29	784,275
825,000	Dell International LLC/ EMC Corp., 4.90%, 10/1/26	951,046
750,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	852,882
725,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	789,530
750,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	800,496
750,000	International Business Machines Corp., Senior Unsecured Notes, 1.70%, 5/15/27	760,366
750,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30	729,979
500,000	KLA Corp., Senior Unsecured Notes, 4.65%, 11/1/24	551,429
350,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	397,976
700,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	802,750
850,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	874,888
Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	TECHNOLOGY 1.0% (continued)
$825,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	$876,005
850,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	870,222
850,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	909,928
700,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	732,531
825,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	806,856
825,000	salesforce.com, Inc., Senior Unsecured Notes, 2.70%, 7/15/41	820,708
750,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	764,390
		17,200,887
	UTILITIES 0.7%
775,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	869,675
500,000	Baltimore Gas & Electric Co., Senior Unsecured Notes, 3.20%, 9/15/49	518,972
350,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	398,431
300,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	313,556
500,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	603,713
300,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	340,529
350,000	DTE Electric Co., 3.95%, 3/1/49	412,270

Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	UTILITIES 0.7% (continued)
$500,000	DTE Energy Co., Senior Unsecured Notes, 2.95%, 3/1/30	$521,578
500,000	Duke Energy Carolinas LLC, 2.45%, 2/1/30	511,613
450,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	479,460
700,000	Eversource Energy, Series R, Senior Unsecured Notes, 1.65%, 8/15/30	664,065
200,000	Florida Power & Light Co., 4.05%, 6/1/42	237,545
750,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	781,068
750,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	808,817
758,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	844,336
775,000	Nevada Power Co., Series DD, 2.40%, 5/1/30	785,030
575,000	Northern States Power Co., 2.90%, 3/1/50	576,078
500,000	Oklahoma Gas & Electric Co., Senior Unsecured Notes, 3.30%, 3/15/30	538,437
750,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	750,816
500,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 2.88%, 6/15/24	526,497
250,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 1.60%, 8/15/30	236,272
500,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	557,495

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 11.0% (continued)
	UTILITIES 0.7% (continued)
$600,000	WEC Energy Group, Inc., Senior Unsecured Notes, 1.80%, 10/15/30	$573,879
		12,850,132
TOTAL CORPORATE BONDS & NOTES (Cost $190,390,511)		194,222,578
FOREIGN GOVERNMENT OBLIGATIONS 0.1%
300,000	European Bank for Reconstruction & Development, Senior Unsecured Notes, 2.75%, 3/7/23	310,692
800,000	Export-Import Bank of Korea, Senior Unsecured Notes, 1.13%, 12/29/26	794,077
250,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	268,440
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,354,194)		1,373,209
LONG-TERM MUNICIPAL SECURITIES 1.3%
	CALIFORNIA 0.4%
750,000	California Infrastructure & Economic Development Bank, Revenue Bonds, Series A, 1.84%, 10/1/31	748,948
100,000	California State, Build America Bonds, General Obligation Unlimited, AGM Insured, 6.88%, 11/1/26	128,897
675,000	California State, General Obligation Unlimited, Ser. A, 3.05%, 4/1/29	735,030
500,000	City & County of San Francisco CA, General Obligation Limited, 2.60%, 6/15/37	504,715
750,000	City of Huntington Beach CA, Refunding Revenue Bonds, 2.56%, 6/15/32	760,636
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.3% (continued)
	CALIFORNIA 0.4% (continued)
$500,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	$513,238
710,000	City of San Francisco CA, Public Utilities Commission Water Revenue Bonds, Series H, 1.34%, 11/1/27	702,676
650,000	Municipal Improvement Corp. of Los Angeles Revenue Bonds, Series C, 1.88%, 11/1/30	644,371
325,000	Palm Desert Redevelopment Agency Successor Agency, Refunding Revenue Bonds, Ser. B, BAM Insured, 4.00%, 10/1/31	360,585
330,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	339,406
450,000	San Marcos California Unified School District, Refunding Revenue Bonds, AGM Insured, 3.17%, 8/1/38	464,775
140,000	State of California, Build America Bonds, General Obligation Unlimited, 5.70%, 11/1/21	140,589
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	115,434
		6,159,300
	COLORADO 0.1%
295,000	Denver City & County School District No. 1, Certificate Participation, Series B, 3.45%, 12/15/26	325,767
775,000	Regional Transportation District Sales Tax Revenue, Revenue Bonds, Ser. A, 2.29%, 11/1/35	763,996
		1,089,763
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.3% (continued)
	DISTRICT OF COLUMBIA 0.0%
$450,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, Ser. F, 4.91%, 12/1/23	$492,583
	FLORIDA 0.0%
500,000	City of Tampa FL Water & Wastewater System, Refunding Revenue Bonds, Series B, 1.42%, 10/1/30	489,882
	HAWAII 0.1%
440,000	City & County Honolulu HI Wastewater System, First Bond Resolution, Refunding Revenue Bonds, Ser. C, 2.65%, 7/1/30	464,876
750,000	State of Hawaii, General Obligation Unlimited, Series FZ, 1.98%, 8/1/34	716,157
		1,181,033
	KANSAS 0.0%
375,000	Leavenworth County Unified School District No. 469, General Obligation Limited, BAM Insured, 2.87%, 9/1/38	384,741
	KENTUCKY 0.1%
750,000	Kentucky State Property & Building Commission, Revenue Bonds, Series D, 2.57%, 11/1/28	782,972
	MARYLAND 0.0%
500,000	County of Baltimore MD, General Obligation Unlimited, 2.83%, 7/1/31	543,917

See Notes to Financial Statements.

September 30, 2021

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.3% (continued)
	MASSACHUSETTS 0.1%
$650,000	Boston Water & Sewer Commission, Refunding Revenue Bonds, Ser. A, 2.38%, 11/1/37	$653,645
750,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	788,456
		1,442,101
	MICHIGAN 0.0%
300,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	334,848
	NEW HAMPSHIRE 0.0%
295,000	New Hampshire Health and Education Facilities Authority, Refunding Revenue Bonds, 3.58%, 7/1/34	312,234
	NEW JERSEY 0.0%
545,000	New Jersey Infrastructure Bank, Refunding Revenue Bonds, Series C Subseries R2, 3.00%, 9/1/30	589,412
	NEW YORK 0.1%
200,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	230,015
375,000	City of New York, General Obligation Limited, Series F, Subseries F3, 3.63%, 4/1/32	406,634
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, Ser. E-2, 2.63%, 2/1/23	206,340
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.3% (continued)
	NEW YORK 0.1% (continued)
$100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	$106,593
300,000	New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds, Series A2, 3.34%, 8/1/25	320,337
1,000,000	Suffolk County Water Authority, Revenue Bonds, 0.91%, 6/1/25	1,000,920
		2,270,839
	NORTH DAKOTA 0.0%
325,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Series B, 2.70%, 5/1/32	342,616
	OREGON 0.1%
700,000	City of Portland OR, General Obligation Limited, Series B, 2.06%, 6/15/35	685,603
500,000	Washington & Multnomah Counties School District No 48J Beaverton, General Obligation Limited, 1.94%, 6/15/32	501,790
		1,187,393
	PENNSYLVANIA 0.1%
350,000	City of Erie PA, General Obligation Limited, Ser. A, AGM Insured, 4.02%, 11/15/35	394,078
750,000	City of Philadelphia PA Water & Wastewater, Refunding Revenue Bonds, Series B, 2.54%, 7/1/36	753,547

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 1.3% (continued)
	PENNSYLVANIA 0.1% (continued)
$355,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 3.29%, 12/1/36	$371,987
		1,519,612
	RHODE ISLAND 0.1%
750,000	Narragansett Bay Commission, Wastewater System, Revenue Refunding Bonds, 2.46%, 9/1/35	765,504
	TEXAS 0.1%
350,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	375,789
600,000	Tyler Independent School District, Texas Unlimited Tax, Refunding Revenue Bonds, PSF-GTD Insured, 1.68%, 2/15/32	590,602
		966,391
	VIRGINIA 0.0%
500,000	Virginia State Resources Authority, Revenue Bonds, 1.66%, 11/1/30	490,298
	WASHINGTON 0.0%
750,000	County of King WA Sewer, Refunding Revenue Bonds, Series A, 2.64%, 7/1/39	752,774
	WISCONSIN 0.0%
500,000	Wisconsin Department of Transportation, Refunding Revenue Bonds, Series 1, 1.86%, 7/1/34	487,103
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $22,564,801)		22,585,316
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6%
	MORTGAGE SECURITIES 6.6%
62,116	FHLMC Series 4151, Class PA, 2.00%, 1/15/33	64,344

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$87,951	FHLMC Gold PC Pool #A95174, 4.00%, 11/1/40	$96,994
60,067	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	65,938
82,792	FHLMC Gold PC Pool #G05447, 4.50%, 5/1/39	92,519
6,154	FHLMC Gold PC Pool #G08488, 3.50%, 4/1/42	6,665
268,894	FHLMC Gold PC Pool #G08698, 3.50%, 3/1/46	290,979
58,311	FHLMC Gold PC Pool #J13885, 3.50%, 12/1/25	62,239
58,204	FHLMC Gold PC Pool #Q05649, 4.00%, 1/1/42	63,874
72,255	FHLMC Gold PC Pool #Q39580, 4.00%, 3/1/46	78,615
70,065	FHLMC Gold Pool #AG08748, 3.50%, 12/1/47	74,820
138,867	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	148,978
6,912,243	FHLMC Pool #QA9129, 2.50%, 4/1/50	7,129,107
759,076	FHLMC Pool #QA9747, 2.50%, 5/1/50	783,032
1,514,109	FHLMC Pool #QB2462, 3.00%, 8/1/50	1,595,388
2,549,976	FHLMC Pool #QB2958, 3.00%, 9/1/50	2,678,023
447,749	FHLMC Pool #QB3856, 2.00%, 9/1/50	448,995
527,889	FHLMC Pool #QB5314, 2.50%, 11/1/50	544,451
601,108	FHLMC Pool #QB8153, 2.50%, 1/1/51	621,302
661,794	FHLMC Pool #QN6443, 1.50%, 5/1/36	668,737
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$231,042	FHLMC Pool #RA2061, 3.00%, 1/1/50	$242,034
1,235,109	FHLMC Pool #RB5022, 3.00%, 11/1/39	1,293,651
1,238,144	FHLMC Pool #RD5024, 2.00%, 5/1/30	1,275,748
1,953,607	FHLMC Pool #SB8010, 2.50%, 10/1/34	2,037,852
207,601	FHLMC Pool #SB8026, 2.50%, 1/1/35	216,622
1,869,996	FHLMC Pool #SB8044, 2.00%, 5/1/35	1,926,790
2,400,575	FHLMC Pool #SB8078, 1.50%, 12/1/35	2,425,678
1,066,999	FHLMC Pool #SD7514, 3.50%, 4/1/50	1,146,303
305,621	FHLMC Pool #SD8007, 4.50%, 8/1/49	330,729
188,744	FHLMC Pool #SD8029, 2.50%, 12/1/49	194,666
693,753	FHLMC Pool #SD8093, 3.50%, 9/1/50	733,488
783,610	FHLMC Pool #SD8097, 2.00%, 8/1/50	785,790
162,646	FHLMC Pool #SD8098, 2.00%, 10/1/50	163,099
5,433,023	FHLMC Pool #SD8106, 2.00%, 11/1/50	5,448,135
5,714,382	FHLMC Pool #SD8108, 3.00%, 11/1/50	5,978,095
1,696,957	FHLMC Pool #SD8128, 2.00%, 2/1/51	1,701,677
2,010,119	FHLMC Pool #SD8134, 2.00%, 3/1/51	2,015,710
34,214	FHLMC Pool #ZK4078, 2.50%, 4/1/22	35,619
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$7,204	FHLMC Pool #ZN1699, 4.50%, 12/1/48	$7,782
32,022	FHLMC Pool #ZN5055, 3.00%, 4/1/49	33,567
143,630	FHLMC Pool #ZN5108, 3.00%, 4/1/49	150,350
42,296	FHLMC Pool #ZS6516, 2.50%, 6/1/22	44,033
209,635	FHLMC Pool #ZS6632, 2.50%, 11/1/22	218,245
170,263	FHLMC Pool #ZT1863, 3.50%, 4/1/49	179,919
111,362	FHLMC Pool #ZT1867, 3.00%, 4/1/49	116,460
501,771	FHLMC Pool #ZT1952, 4.00%, 5/1/49	536,743
112,622	FHLMC Pool #ZT1955, 3.00%, 5/1/49	117,812
265,757	FHLMC Pool #ZT2087, 4.00%, 6/1/49	284,416
5,646	FHLMC Pool #ZT2090, 3.00%, 6/1/49	5,901
4,549	FNMA Pool #254954, 4.50%, 10/1/23	4,906
230	FNMA Pool #255132, 4.50%, 2/1/24	248
75,325	FNMA Pool #995245, 5.00%, 1/1/39	84,927
79,707	FNMA Pool #AB1259, 5.00%, 7/1/40	90,093
75,142	FNMA Pool #AB1796, 3.50%, 11/1/40	81,311
657	FNMA Pool #AB4069, 2.50%, 12/1/21	684
72,447	FNMA Pool #AB6286, 2.50%, 9/1/27	75,803

See Notes to Financial Statements.

September 30, 2021

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$213,670	FNMA Pool #AB6344, 2.50%, 10/1/22	$222,445
60,274	FNMA Pool #AB8144, 5.00%, 4/1/37	68,197
58,359	FNMA Pool #AL7662, 4.50%, 10/1/43	65,094
134,163	FNMA Pool #AQ3960, 3.00%, 8/1/28	141,607
80,554	FNMA Pool #AR0930, 2.50%, 1/1/28	84,202
1,861,905	FNMA Pool #AS0516, 3.00%, 9/1/43	1,988,754
82,896	FNMA Pool #AS1529, 3.00%, 1/1/29	87,441
129,048	FNMA Pool #AS4928, 3.50%, 5/1/45	138,791
46,488	FNMA Pool #AS5485, 4.50%, 7/1/45	50,920
43,922	FNMA Pool #AS5696, 3.50%, 8/1/45	47,219
83,466	FNMA Pool #AS6385, 4.00%, 12/1/45	91,230
88,790	FNMA Pool #AS7188, 4.00%, 5/1/46	96,842
78,468	FNMA Pool #AS8276, 3.00%, 11/1/46	82,892
89,435	FNMA Pool #AS8483, 3.00%, 12/1/46	94,845
234,918	FNMA Pool #AS8796, 300%, 2/1/47	247,322
131,970	FNMA Pool #AS9459, 4.50%, 4/1/47	144,459
177,962	FNMA Pool #AU7025, 3.00%, 11/1/43	189,468
56,634	FNMA Pool #AU8070, 3.50%, 9/1/43	61,500
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$162,172	FNMA Pool #AV0703, 4.00%, 12/1/43	$178,535
838,887	FNMA Pool #AX9528, 3.50%, 2/1/45	902,734
68,269	FNMA Pool #AY2618, 4.00%, 3/1/45	74,886
60,626	FNMA Pool #AY9329, 4.00%, 6/1/45	66,208
54,666	FNMA Pool #AZ4775, 3.50%, 10/1/45	58,785
46,022	FNMA Pool #AZ6194, 3.50%, 10/1/45	49,712
74,742	FNMA Pool #AZ9703, 3.00%, 10/1/45	78,989
101,678	FNMA Pool #BA4732, 3.50%, 12/1/45	109,297
193,766	FNMA Pool #BC9482, 3.00%, 7/1/46	204,953
57,513	FNMA Pool #BD8211, 4.00%, 4/1/47	61,965
146,475	FNMA Pool #BE3776, 4.50%, 7/1/47	159,739
196,484	FNMA Pool #BJ5719, 4.00%, 5/1/48	210,626
5,461	FNMA Pool #BK4970, 3.50%, 5/1/48	5,810
8,270	FNMA Pool #BK4987, 3.50%, 6/1/48	8,817
7,877	FNMA Pool #BK7396, 3.50%, 7/1/48	8,337
8,971	FNMA Pool #BK9639, 3.50%, 11/1/48	9,487
126,647	FNMA Pool #BM2001, 3.50%, 12/1/46	135,771
274,315	FNMA Pool #BM2006, 4.00%, 1/1/48	295,327
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$191,282	FNMA Pool #BM2007, 4.00%, 9/1/18	$205,080
1,885,586	FNMA Pool #BM3634, 3.50%, 5/1/47	2,029,356
458,192	FNMA Pool #BM3641, 4.00%, 4/1/482	501,113
127,511	FNMA Pool #BM5689, 2.50%, 3/1/24	132,747
257,358	FNMA Pool #BM5793, 3.00%, 4/1/49	269,155
33,834	FNMA Pool #BN1076, 3.50%, 12/1/48	35,872
33,059	FNMA Pool #BN3431, 3.50%, 1/1/49	34,950
7,503	FNMA Pool #BN4309, 4.50%, 1/1/49	8,126
167,222	FNMA Pool #BN6240, 3.00%, 4/1/49	175,057
30,025	FNMA Pool #BN6305, 3.00%, 5/1/49	31,444
137,369	FNMA Pool #BO0622, 3.00%, 6/1/49	144,004
1,383,315	FNMA Pool #BP5709, 2.50%, 5/1/50	1,426,716
901,564	FNMA Pool #BQ9091, 2.00%, 12/1/50	909,030
136,116	FNMA Pool #CA1564, 4.50%, 4/1/48	147,747
358,481	FNMA Pool #CA4574, 4.00%, 8/1/49	384,291
1,146,733	FNMA Pool #CA5540, 3.00%, 4/1/50	1,223,129
285,726	FNMA Pool #CB0310, 1.50%, 4/1/36	288,811
5,506	FNMA Pool #FM1238, 4.00%, 3/1/49	5,901

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$469,698	FNMA Pool #FM1581, 2.50%, 2/1/26	$488,988
1,542,899	FNMA Pool #FM3254, 3.50%, 5/1/49	1,654,036
1,314,469	FNMA Pool #FM4140, 2.50%, 9/1/50	1,364,430
935,935	FNMA Pool #FM4635, 2.00%, 11/1/50	941,044
955,488	FNMA Pool #FM5091, 1.50%, 12/1/50	928,522
1,010,006	FNMA Pool #FM6468, 4.00%, 6/1/49	1,082,186
59,309	FNMA Pool #MA0073, 4.50%, 5/1/29	64,125
58,028	FNMA Pool #MA0984, 2.50%, 2/1/22	60,412
64,608	FNMA Pool MA1012, 2.50%, 3/1/22	67,262
32,065	FNMA Pool #MA1212, 2.50%, 10/1/22	33,382
73,569	FNMA Pool #MA2641, 3.00%, 6/1/46	77,810
109,339	FNMA Pool #MA3026, 3.50%, 6/1/47	116,482
115,879	FNMA Pool #MA3114, 2.50%, 8/1/32	121,164
155,667	FNMA Pool #MA3331, 3.00%, 4/1/48	163,510
136,934	FNMA Pool #MA3415, 4.00%, 7/1/48	146,598
189,845	FNMA Pool #MA3495, 4.00%, 10/1/48	203,402
94,545	FNMA Pool #MA3520, 3.50%, 11/1/48	100,098
179,106	FNMA Pool #MA3536, 4.00%, 12/1/48	191,988
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$151,824	FNMA Pool #MA3563, 4.00%, 1/1/49	$162,738
240,111	FNMA Pool #MA3564, 4.50%, 1/1/49	259,420
174,013	FNMA Pool #MA3593, 4.50%, 2/1/49	188,280
227,677	FNMA Pool #MA3638, 4.00%, 4/1/49	243,900
623,537	FNMA Pool #MA3674, 2.50%, 5/1/34	650,006
214,152	FNMA Pool #MA3691, 3.00%, 7/1/49	224,157
675,936	FNMA Pool #MA3692, 3.50%, 7/1/49	714,800
291,489	FNMA Pool #MA3709, 2.50%, 6/1/34	303,980
202,203	FNMA Pool #MA3729, 2.50%, 7/1/34	210,859
638,121	FNMA Pool #MA3744, 3.00%, 8/1/49	667,382
311,387	FNMA Pool #MA3747, 4.50%, 8/1/49	337,070
684,041	FNMA Pool #MA3832, 3.50%, 11/1/49	724,774
205,054	FNMA Pool #MA3905, 3.00%, 1/1/50	214,736
4,884,910	FNMA Pool #MA4012, 2.00%, 5/1/35	5,044,253
4,756,227	FNMA Pool #MA4042, 2.00%, 6/1/35	4,900,678
1,270,211	FNMA Pool #MA4055, 2.50%, 6/1/50	1,310,254
1,998,109	FNMA Pool #MA4077, 2.00%, 7/1/50	2,003,666
4,043,462	FNMA Pool #MA4078, 2.50%, 7/1/50	4,170,322
Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$3,026,069	FNMA Pool #MA4100, 2.00%, 8/1/50	$3,034,486
1,778,819	FNMA Pool #MA4119, 2.00%, 9/1/50	1,783,767
886,339	FNMA Pool #MA4158, 2.00%, 10/1/50	888,805
5,608,933	FNMA Pool #MA4208, 2.00%, 12/1/50	5,624,533
2,116,920	FNMA Pool #MA4222, 3.50%, 12/1/50	2,241,103
467,780	FNMA Pool #MA4237, 2.00%, 1/1/51	469,082
961,139	FNMA Pool #MA4328, 1.50%, 5/1/36	970,985
1,031,263	FNMA Pool #MA4355, 2.00%, 6/1/51	1,034,132
968,952	FNMA Pool #MA4359, 1.50%, 6/1/36	978,878
42,420	FNMA REMIC Trust Series 2013-18 Class AE, 2.00%, 3/25/28	43,669
55,194	FNMA REMIC Trust Series 2013-41 Class WD, 2.00%, 11/25/42	56,561
397,934	GNAM II Pool #MA5816, 3.50%, 3/20/49	419,470
98,752	GNMA I Pool #650494, 5.50%, 1/15/36	114,521
72,720	GNMA II Pool #MA1090, 3.50%, 6/20/43	78,619
37,741	GNMA II Pool #MA1448, 3.50%, 11/20/43	40,756
53,953	GNMA II Pool #MA1520, 3.00%, 12/20/43	57,102
62,610	GNMA II Pool #MA2149, 4.00%, 8/20/442	68,358
94,467	GNMA II Pool #MA2445, 3.50%, 12/20/44	101,059

See Notes to Financial Statements.

September 30, 2021

Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES 6.6% (continued)
	MORTGAGE SECURITIES 6.6% (continued)
$61,057	GNMA II Pool #MA3803, 3.50%, 7/20/46	$64,798
590,196	GNMA II Pool #MA4836, 3.00%, 11/20/47	620,924
152,548	GNMA II Pool #MA5191, 3.50%, 5/20/48	161,538
175,923	GNMA II Pool #MA5527, 3.50%, 10/20/48	185,916
275,302	GNMA II Pool #MA5594, 3.50%, 11/20/48	290,328
82,009	GNMA II Pool #MA5650, 3.50%, 12/20/48	86,696
755,870	GNMA II Pool #MA5762, 3.50%, 2/20/49	799,080
801,913	GNMA II Pool #MA5815, 3.00%, 3/20/49	838,520
235,634	GNMA II Pool #MA5875, 3.50%, 4/20/49	247,927
579,390	GNMA II Pool #MA6283, 3.00%, 11/20/49	605,839
811,634	GNMA II Pool #MA6409, 3.00%, 1/20/50	848,685
690,589	GNMA II Pool #MA6866, 3.00%, 9/20/50	722,114
1,278,661	GNMA II Pool #MA7054, 3.50%, 12/20/50	1,344,634
908,121	GNMA II Pool #MA7256, 3.00%, 3/20/51	949,576
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $116,010,043)		115,884,796
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.1%
500,000	FHLB, 3.38%, 3/10/28	564,843
250,000	FHLB, 3.25%, 3/8/24	267,204
250,000	FNMA, 2.38%, 1/19/23	257,066
250,000	FNMA, 2.63%, 9/6/24(4)	265,587
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.1% (continued)
$500,000	FNMA, 1.88%, 9/24/26(4)	$521,256
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,754,185)		1,875,956
U.S. TREASURY OBLIGATIONS 10.9%
	U.S. TREASURY NOTES & BONDS 10.9%
3,170,000	U.S. Treasury Bonds, 5.38%, 2/15/31	4,263,526
6,320,000	U.S. Treasury Bonds, 4.38%, 2/15/38	8,637,169
155,000	U.S. Treasury Bonds, 3.50%, 2/15/39	192,908
12,500,000	U.S. Treasury Bonds, 1.13%, 5/15/40	10,781,250
6,612,000	U.S. Treasury Bonds, 2.88%, 5/15/43	7,571,257
6,319,000	U.S. Treasury Bonds, 3.00%, 2/15/48	7,494,433
100,000	U.S. Treasury Notes, 0.38%, 3/31/22	100,156
300,000	U.S. Treasury Notes, 0.13%, 5/31/22	300,094
18,700,000	U.S. Treasury Notes, 0.25%, 4/15/23	18,712,418
13,000,000	U.S. Treasury Notes, 1.38%, 6/30/23	13,258,984
2,000,000	U.S. Treasury Notes, 0.38%, 7/15/24(4)	1,994,219
10,605,000	U.S. Treasury Notes, 2.38%, 8/15/24	11,172,948
10,615,000	U.S. Treasury Notes, 2.25%, 11/15/24	11,171,873
10,000,000	U.S. Treasury Notes, 0.50%, 3/31/25	9,941,797
20,900,000	U.S. Treasury Notes, 0.38%, 11/30/25	20,494,246
8,500,000	U.S. Treasury Notes, 2.63%, 12/31/25	9,125,547
7,500,000	U.S. Treasury Notes, 1.63%, 5/15/26	7,732,324
75,000	U.S. Treasury Notes, 1.50%, 8/15/26	76,854
500,000	U.S. Treasury Notes, 1.75%, 12/31/26	518,164
16,500,000	U.S. Treasury Notes, 0.63%, 3/31/27(4)	16,091,367
9,400,000	U.S. Treasury Notes, 0.63%, 11/30/27	9,071,367
5,750,000	U.S. Treasury Notes, 2.75%, 2/15/28	6,286,592
1,000,000	U.S. Treasury Notes, 1.25%, 6/30/28	997,070
16,000,000	U.S. Treasury Notes, 1.63%, 8/15/29	16,281,875
Principal Amount		Value
U.S. TREASURY OBLIGATIONS 10.9% (continued)
	U.S. TREASURY NOTES & BONDS 10.9% (continued)
$1,100,000	U.S. Treasury Notes, 1.13%, 2/15/31(4)	$1,064,422
TOTAL U.S. TREASURY OBLIGATIONS (Cost $194,099,210)		$193,332,860
Shares		Value
SHORT-TERM INVESTMENTS 5.7%
	MONEY MARKET FUNDS 5.7%
76,818,003	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(5)	$76,818,003
24,084,038	State Street Navigator Securities Lending Government Money Market Portfolio(6)	24,084,038
TOTAL SHORT-TERM INVESTMENTS (Cost $100,902,041)		100,902,041
TOTAL INVESTMENTS IN SECURITIES 101.3% (Cost $1,377,145,665)		$1,790,691,970
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.3%)		(22,226,161)
NET ASSETS 100%		$1,768,465,809

(1)
Non-income producing.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
Floating or variable rate security. The rate disclosed is the rate in effect as of September 30, 2021. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

(4)
A portion or all of the security was held on loan. As of September 30, 2021, the market value of the securities on loan was $30,968,501.

(5)
Rate reflects 7 day yield as of September 30, 2021.

(6)
Securities with an aggregate market value of  $30,968,501 were out on loan in exchange for $24,084,038 of cash collateral as of September 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(K) in the Notes to Financial Statements.

AGM
Assured Guaranty Municipal.

BAM
Build America Mutual.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

SOFR
Secured Overnight Financing Rate.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,059,354,840	$—	$—	$1,059,354,840
Asset-Backed Securities	—	24,369,294	—	24,369,294
Commercial Mortgage-Backed Securities	—	76,791,080	—	76,791,080
Corporate Bonds & Notes*	—	194,222,578	—	194,222,578
Foreign Government Obligations	—	1,373,209	—	1,373,209
Long-Term Municipal Securities*	—	22,585,316	—	22,585,316
Residential Mortgage-Backed Securities	—	115,884,796	—	115,884,796
U.S. Government Agency Obligations	—	1,875,956	—	1,875,956
U.S. Treasury Obligations	—	193,332,860	—	193,332,860
Short-Term Investments	100,902,041	—	—	100,902,041
Total Investments in Securities	$1,160,256,881	$630,435,089	$—	$1,790,691,970

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at September 30, 2021 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$509,963,424	$1,790,691,970
Receivable for capital shares sold	140,577	2,672,559
Dividends and interest receivable	117,278	3,405,432
Prepaid expenses	55,674	73,177
Receivable for securities lending income	777	1,064
Receivable for securities sold	—	153,002
Total Assets	510,277,730	1,796,997,204
Liabilities:
Due to custodian	—	50,179
Payable upon return of securities on loan (See Note 1(K))	897,697	24,084,038
Payable for capital shares redeemed	149,377	1,296,926
Payable for securities purchased	63,904	1,794,337
Accrued expenses:
Advisory fee	316,418	928,387
Service and distribution plan fees	79,252	134,692
Sub-transfer agent fees	—	17,291
Directors’ fees and expenses	1,577	6,822
Other	106,216	218,723
Total Liabilities	1,614,441	28,531,395
Net Assets	$508,663,289	$1,768,465,809
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000 shares and 300,000,000 shares, respectively)	$9,105	$38,074
Additional paid-in capital	241,447,802	1,241,400,225
Distributable Earnings/(Loss)	267,206,382	527,027,510
Net Assets	$508,663,289	$1,768,465,809
Net Asset Value Per Share
Investor Class
Net Assets	$377,463,000	$632,899,366
Shares Outstanding	6,793,154	13,658,487
Net Asset Value, Offering and Redemption Price per Outstanding Share	$55.57	$46.34
Institutional Class
Net Assets	$131,200,289	$1,135,566,443
Shares Outstanding	2,311,844	24,415,300
Net Asset Value, Offering and Redemption Price per Outstanding Share	$56.75	$46.51
* Includes securities on loan of	$7,101,202	$30,968,501
Cost of investments	$262,995,160	$1,377,145,665
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended September 30, 2021 (unaudited)

	Value Line Small Cap Opportunities Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $0 and $7,021, respectively)	$1,284,812	$4,530,002
Interest	—	6,437,858
Securities lending income (Net)	7,652	8,911
Total Income	1,292,464	10,976,771
Expenses:
Advisory fees	1,912,084	5,559,746
Service and distribution plan fees	482,100	802,204
Sub-transfer agent fees	140,843	448,849
Auditing and legal fees	61,588	199,845
Registration and filing fees	54,298	40,320
Custody and accounting fees	39,664	130,841
Transfer agent fees	34,440	170,349
Directors’ fees and expenses	26,777	92,940
Printing and postage fees	25,312	72,013
Fund administration fees	16,545	16,568
Compliance and tax service fees	12,290	33,411
Insurance fees	7,999	33,956
Other	15,935	26,706
Total Expenses Before Fees Waived (See Note 5)	2,829,875	7,627,748
Less: Advisory Fees Waived	(16,996)	—
Net Expenses	2,812,879	7,627,748
Net Investment Income/(Loss)	(1,520,415)	3,349,023
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	14,070,568	64,076,880
Foreign currency transactions	—	(1,145,217)
	14,070,568	62,931,663
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	10,609,093	62,396,643
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	24,679,661	125,328,306
Net Increase/(Decrease) in Net Assets from Operations	$23,159,246	$128,677,329
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021
Operations:
Net investment income/(loss)	$(1,520,415)	$(1,855,354)
Net realized gain/(loss) on investments	14,070,568	33,419,795
Change in net unrealized appreciation/(depreciation) on investments	10,609,093	175,151,252
Net increase/(decrease) in net assets from operations	23,159,246	206,715,693
Distributions to Shareholders from:
Investor Class	—	(28,345,129)
Institutional Class	—	(7,140,153)
	—	(35,485,282)
Share Transactions:
Proceeds from sale of shares
Investor Class	6,658,265	21,645,736
Institutional Class	21,904,133	66,713,652
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	27,953,375
Institutional Class	—	7,078,152
Cost of shares redeemed
Investor Class	(33,110,185)	(105,369,156)
Institutional Class	(15,950,867)	(22,780,842)
Net decrease in net assets from capital share transactions	(20,498,654)	(4,759,083)
Total increase/decrease in net assets	2,660,592	166,471,328
Net Assets:
Beginning of period	506,002,697	339,531,369
End of period	$508,663,289	$506,002,697
Capital Share Transactions:
Shares sold
Investor Class	121,413	469,015
Institutional Class	397,100	1,347,984
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	579,105
Institutional Class	—	143,865
Shares redeemed
Investor Class	(608,732)	(2,335,052)
Institutional Class	(285,594)	(491,075)
Net increase/(decrease)	(375,813)	(286,158)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021
Operations:
Net investment income/(loss)	$3,349,023	$2,679,167
Net realized gain/(loss) on investments and foreign currency	62,931,663	50,014,581
Change in net unrealized appreciation/(depreciation) on investments	62,396,643	276,713,547
Net increase/(decrease) in net assets from operations	128,677,329	329,407,295
Distributions to Shareholders from:
Investor Class	—	(3,732,902)
Institutional Class	—	(10,865,809)
	—	(14,598,711)
Share Transactions:
Proceeds from sale of shares
Investor Class	50,301,748	329,926,335
Institutional Class	119,682,378	914,837,092
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	3,514,074
Institutional Class	—	10,601,974
Cost of shares redeemed
Investor Class	(83,956,346)	(468,183,225)
Institutional Class	(233,290,566)	(418,658,111)
Net increase/(decrease) in net assets from capital share transactions	(147,262,786)	372,038,139
Total increase/(decrease) in net assets	(18,585,457)	686,846,723
Net Assets:
Beginning of period	1,787,051,266	1,100,204,543
End of period	$1,768,465,809	$1,787,051,266
Capital Share Transactions:
Shares sold
Investor Class	1,096,504	8,221,048
Institutional Class	2,606,154	22,177,562
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	81,514
Institutional Class	—	245,473
Shares redeemed
Investor Class	(1,845,312)	(11,177,926)
Institutional Class	(5,144,505)	(9,830,184)
Net increase/(decrease)	(3,287,159)	9,717,487
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Small Cap Opportunities Fund, Inc. Investor Class
	Six Months Ended September 30, 2021 (unaudited)	Years Ended March 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$53.12	$34.69	$48.31	$51.99	$47.38	$41.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.18)(1)	(0.22)(1)	(0.12)(1)	(0.02)	0.03	(0.00)(2)
Net gains/(losses) on securities (both realized and unrealized)	2.63	22.68	(3.34)	3.09	6.46	7.93
Total from investment operations	2.45	22.46	(3.46)	3.07	6.49	7.93
Less distributions:
Distributions from net realized gains	—	(4.03)	(10.16)	(6.75)	(1.88)	(2.46)
Total distributions	—	(4.03)	(10.16)	(6.75)	(1.88)	(2.46)
Net asset value, end of period	$55.57	$53.12	$34.69	$48.31	$51.99	$47.38
Total return	4.61%(3)	65.92%	(11.25)%	7.80%	13.70%	19.09%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$377,463	$386,766	$297,244	$400,688	$449,737	$471,690
Ratio of expenses to average net assets	1.16%(4)	1.18%	1.19%	1.21%	1.21%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.65)%(4)	(0.48)%	(0.25)%	(0.24)%	(0.22)%	(0.08)%
Portfolio turnover rate	1%(3)	4%	18%	20%	11%	21%
	Value Line Small Cap Opportunities Fund, Inc. Institutional Class
	Six Months Ended September 30, 2021 (unaudited)	Years Ended March 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$54.19	$35.25	$48.83	$52.34	$47.56	$41.97
Income/(loss) from investment operations:
Net investment income/(loss)	(0.11)(1)	(0.10)(1)	0.00(1)(2)	(0.02)	0.03	(0.00)(2)
Net gains/(losses) on securities (both realized and unrealized)	2.67	23.07	(3.42)	3.26	6.63	8.05
Total from investment operations	2.56	22.97	(3.42)	3.24	6.66	8.05
Less distributions:
Distributions from net realized gains	—	(4.03)	(10.16)	(6.75)	(1.88)	(2.46)
Total distributions	—	(4.03)	(10.16)	(6.75)	(1.88)	(2.46)
Net asset value, end of period	$56.75	$54.19	$35.25	$48.83	$52.34	$47.56
Total return	4.72%(3)	66.33%	(11.03)%	8.09%	14.01%	19.38%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$131,200	$119,237	$42,287	$48,783	$39,582	$23,711
Ratio of gross expenses to average net assets(5)	0.95%(4)	0.96%	1.00%	1.02%	1.01%	1.22%
Ratio of net expenses to average net assets(6)	0.91%(4)	0.93%	0.94%	0.96%	0.96%	0.96%
Ratio of net investment income/(loss) to average net assets(6)	(0.40)%(4)	(0.21)%	0.00%(2)	0.02%	0.05%	0.23%
Portfolio turnover rate	1%(3)	4%	18%	20%	11%	21%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $0.01 per share or 0.01%.

(3)
Not annualized.

(4)
Annualized.

(5)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Asset Allocation Fund, Inc. Investor Class
	Six Months Ended September 30, 2021 (unaudited)	Years Ended March 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$43.14	$34.72	$35.07	$31.95	$30.01	$28.13
Income/(loss) from investment operations:
Net investment income/(loss)	0.05(1)	0.00(1)(2)	0.20(1)	0.14	0.15	0.09
Net gains/(losses) on securities (both realized and unrealized)	3.15	8.65	0.12	3.95	3.16	2.47
Total from investment operations	3.20	8.65	0.32	4.09	3.31	2.56
Less distributions:
Dividends from net investment income	—	(0.01)	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized gains	—	(0.22)	(0.51)	(0.84)	(1.23)	(0.61)
Total distributions	—	(0.23)	(0.67)	(0.97)	(1.37)	(0.68)
Net asset value, end of period	$46.34	$43.14	$34.72	$35.07	$31.95	$30.01
Total return	7.42%(3)	24.93%	0.75%	13.17%	11.11%	9.18%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$632,899	$621,482	$600,102	$384,222	$285,753	$297,234
Ratio of expenses to average net assets	1.01%(4)	1.03%	1.08%	1.12%	1.12%	1.13%
Ratio of net investment income/(loss) to average net assets	0.21%(4)	0.01%	0.54%	0.46%	0.43%	0.29%
Portfolio turnover rate	6%(3)	19%	16%	19%	19%	17%
	Value Line Asset Allocation Fund, Inc. Institutional Class
	Six Months Ended September 30, 2021 (unaudited)	Years Ended March 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$43.24	$34.82	$35.16	$32.03	$30.08	$28.15
Income/(loss) from investment operations:
Net investment income/(loss)	0.11(1)	0.11(1)	0.30(1)	0.19	0.24	0.10
Net gains/(losses) on securities (both realized and unrealized)	3.16	8.68	0.11	4.00	3.17	2.53
Total from investment operations	3.27	8.79	0.41	4.19	3.41	2.63
Less distributions:
Dividends from net investment income	—	(0.15)	(0.24)	(0.22)	(0.23)	(0.09)
Distributions from net realized gains	—	(0.22)	(0.51)	(0.84)	(1.23)	(0.61)
Total distributions	—	(0.37)	(0.75)	(1.06)	(1.46)	(0.70)
Net asset value, end of period	$46.51	$43.24	$34.82	$35.16	$32.03	$30.08
Total return	7.56%(3)	25.24%	0.99%	13.49%	11.33%	9.47%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,135,566	$1,165,569	$500,103	$160,075	$32,668	$9,442
Ratio of gross expenses to average net assets(5)	0.77%(4)	0.78%	0.84%	0.88%	0.94%	1.32%
Ratio of net expenses to average net assets(6)	0.76%(4)	0.78%	0.83%	0.87%	0.87%	0.88%
Ratio of net investment income/(loss) to average net assets(6)	0.46%(4)	0.26%	0.80%	0.74%	0.68%	0.56%
Portfolio turnover rate	6%(3)	19%	16%	19%	19%	17%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $0.01 per share or 0.01%.

(3)
Not annualized.

(4)
Annualized.

(5)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Ratio reflects expenses net of the wavier/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements	September 30, 2021

1.   Significant Accounting Policies
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. Value Line Small Cap Opportunities Fund, Inc. will attempt to achieve its objective by investing at least 80% of the Fund’s assets in stocks of U.S. companies with small market capitalization. A portion of Value Line Small Cap Opportunities Fund, Inc.’s assets may also be invested in stocks of U.S. mid-market capitalization companies. Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk by investing in a broad range of common stocks, bonds and money market instruments. Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shift the assets of the Fund among equity, debt and money market securities as the models indicate and its adviser, deems appropriate. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the

Notes to Financial Statements (continued)

“Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of September 30, 2021, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Asset Allocation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Value Line Asset Allocation Fund, Inc. may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by Value Line Asset Allocation Fund, Inc. as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause

September 30, 2021

the Fund to experience higher portfolio turnover and higher transaction costs. The Value Line Asset Allocation Fund, Inc could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Fund Distributions:   Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary, to comply with the Internal Revenue Code.
(F) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Small Cap Opportunities Fund, Inc.
Transfer agent fees	$25,957	$8,483	$34,440
Sub-transfer agent fees	108,153	32,690	140,843
Registration and filing fees	23,836	30,462	54,298
Other	11,772	4,163	15,935
	Investor Class	Institutional Class	Total
Value Line Asset Allocation Fund, Inc.
Transfer agent fees	$52,454	$117,895	$170,349
Sub-transfer agent fees	165,272	283,577	448,849
Registration and filing fees	18,223	22,097	40,320
Other	9,639	17,067	26,706
(G) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

Notes to Financial Statements (continued)

(I) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of September 30, 2021, the Funds were not invested in joint repurchase agreements.
As of September 30, 2021, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Small Cap Opportunities Fund, Inc.	$7,101,202	$7,426,752
Value Line Asset Allocation Fund, Inc.	30,968,501	31,598,633

*
Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. received cash collateral of $897,697 and $24,084,038, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Small Cap Opportunities Fund, Inc. received non-cash collateral of  $6,529,055 in the form of U.S. Government obligations, ranging from 0.01%-8.75%, maturing 10/7/21 – 5/16/53 and Value Line Asset Allocation Fund, Inc. received non-cash collateral of $7,514,595 in the form of U.S. Government obligations, ranging from 0.01%-8.75%, maturing 10/7/21 – 2/15/51. The Funds cannot sell or repledge the non-cash collateral and it accordingly is not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

September 30, 2021

(L) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments.
(M) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended September 30, 2021, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Obligations	Sales of Investment Securities Excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Small Cap Opportunities Fund, Inc.	$7,166,303	$21,051,816	$—	$—
Value Line Asset Allocation Fund, Inc.	48,096,295	181,881,131	54,535,703	43,016,886

Notes to Financial Statements (continued)

4.   Income Taxes
At September 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Small Cap Opportunities Fund, Inc.	$262,995,160	$253,069,077	$(6,100,813)	$246,968,264
Value Line Asset Allocation Fund, Inc.	1,377,145,665	420,512,455	(6,966,150)	413,546,305
As of March 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Small Cap Opportunities Fund, Inc.	$—	$8,230,039	$—	$236,458,460	$—	$(641,363)	$244,047,136
Value Line Asset Allocation Fund, Inc.	3,859,707	43,675,837	—	350,814,637	—	—	398,350,181
In accordance with federal tax laws applicable to investment companies, all or a portion of losses resulting from (a) net specified losses realized between November 1 and the Funds’ fiscal year-end or (b) ordinary losses realized between January 1 and the Funds’ fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.
The tax composition of distributions paid to shareholders during fiscal years ended March 31, 2021 and 2020, were as follows:
	Year Ended March 31, 2021 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$35,485,282	$35,485,282
Value Line Asset Allocation Fund, Inc.	4,707,510	9,891,201	14,598,711
	Year Ended March 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Small Cap Opportunities Fund, Inc.	$—	$89,224,246	$89,224,246
Value Line Asset Allocation Fund, Inc.	4,955,773	12,999,543	17,955,316

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. and managing each Fund’s investments for the six months ended September 30, 2021, the Adviser was paid a fee at an annual rate of 0.74% and 0.62%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an

September 30, 2021

annual rate, based on each Fund’s average daily net assets, equal to 0.75% for Value Line Small Cap Opportunities Fund and 0.65% for Value Line Asset Allocation Fund (the “Combined Rate”). Effective January 1, 2018, the advisory fee component paid by the Funds to the Adviser for each period is calculated by subtracting the amount paid by the Funds for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with each Fund. For Value Line Asset Allocation Fund, Inc., the Adviser contractually agreed to waive and not recoup a portion of its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver, creates a breakpoint in the advisory fee and can be terminated without shareholder approval only by agreement of the Board of Directors.
For the period ended September 30, 2021, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fees
Value Line Small Cap Opportunities Fund, Inc.	$1,912,084
Value Line Asset Allocation Fund, Inc.	5,559,746
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of each Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended September 30, 2021, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Small Cap Opportunities Fund, Inc.	$482,100
Value Line Asset Allocation Fund, Inc.	802,204
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which the Fund may pay directly to the financial intermediary or indirectly via the Distributor, will not exceed (unless approved by the Board) the lower of: (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended September 30, 2021, the below sub-transfer agency fees were paid or payable to the Distributor:
Fund	Sub-transfer agency Fees
Value Line Small Cap Opportunities Fund, Inc.	$140,843
Value Line Asset Allocation Fund, Inc.	448,849
The Adviser has agreed to pay or reimburse certain class-specific expenses of the Funds attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Expense Limitation”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’s expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. For the six months ended September 30, 2021, fees

Notes to Financial Statements (continued)

contractually waived/reimbursed by the Adviser amounted to $16,996 and $0 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. respectively. As of September 30, 2021, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Small Cap Opportunities Fund, Inc.	September 30, 2021	$23,265
Value Line Small Cap Opportunities Fund, Inc.	September 30, 2022	9,580
Value Line Small Cap Opportunities Fund, Inc.	September 30, 2023	25,175
Value Line Asset Allocation Fund, Inc.	September 30, 2021	—
Value Line Asset Allocation Fund, Inc.	September 30, 2022	—
Value Line Asset Allocation Fund, Inc.	September 30, 2023	—
During the six months ended September 30, 2021, the Funds did not make any repayments to the Adviser for previously waived and reimbursed fees.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 through September 30, 2021).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,046.10	$5.95	1.16%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,047.20	4.67	0.91
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,074.20	5.25	1.01
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,075.60	3.95	0.76
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc. – Investor Class	$1,000.00	$1,019.25	$5.87	1.16%
Value Line Small Cap Opportunities Fund, Inc. – Institutional Class	1,000.00	1,020.51	4.61	0.91
Value Line Asset Allocation Fund, Inc. – Investor Class	1,000.00	1,020.00	5.11	1.01
Value Line Asset Allocation Fund, Inc. – Institutional Class	1,000.00	1,021.26	3.85	0.76

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE
OF THE INVESTMENT ADVISORY AGREEMENT FOR VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC. AND VALUE LINE ASSET ALLOCATION FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Asset Allocation Fund, Inc. and Value Line Small Cap Opportunities Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified Value Line Asset Allocation Fund, Inc. within its Allocation — 50% to 70% Equity category and Value Line Small Cap Opportunities Fund, Inc. within its Small Growth category.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. This year, the final Peer Group consisted of funds that range in net assets from three times the size to less than a quarter of the size of the Funds. Broadridge/Morningstar prepared the Peer Group for the Value Line Asset Allocation Fund, Inc. consisting of 10 other retail, load and no-load funds with similar investment style, expense structure and the Fund was the largest of the funds in the Peer Group. The Peer Group for the Value Line Small Cap Opportunities Fund, Inc. consisting of 10 other retail, no-load funds with similar investment style, expense structure and the Fund was 7th in size of the 11 funds compared.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Asset Allocation Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2021. The Board also noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the three-year, five-year, and ten-year periods ended March 31, 2021.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and benchmark index for the one-year period ended March 31, 2021. The Board further noted that the Fund outperformed the benchmark index but underperformed the Peer Group and Category medians for the three-year and five-year periods ended March 31, 2021. The Board also noted that the Fund outperformed the Peer Group and Category medians and benchmark index for the ten-year period ended March 31, 2021. The Board considered that the Fund’s performance in periods prior to January 2013 was achieved before a change in the Fund’s principal investment strategy that increased concentration in small capitalization companies from 65% to 80% of the Fund’s total assets under normal conditions.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that each Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate under its Agreement for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Asset Allocation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate under the Agreement was greater than the advisory fee rate of the Peer Group and Category medians.
Value Line Small Cap Opportunities Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. The Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. The Board noted that, with respect to each Fund, the Distributor and Adviser had made permanent the contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Fund’s Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) (the “Expense Limitation”). Each Fund’s expense limitation agreement provides that the Adviser and the Distributor may subsequently recover from assets attributable to the Fund’s Institutional Class the waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s class-specific expense ratio (subject to the exclusions noted above) is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Board noted that each Fund made repayments during its most recent fiscal year to the Adviser and the Distributor of previously reimbursed expenses and/or waived fees. A Fund’s Expense Limitation can be terminated without shareholder approval only by agreement of the Fund’s Board. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.

Semi-Annual Report

Value Line Asset Allocation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Peer Group medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group. The Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Category median before, but greater than that of the Category median after giving effect to fee waivers applicable to certain funds in the Category.
Value Line Small Cap Opportunities Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line funds. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services. However, the Distributor and the Adviser would benefit from a Fund’s payment of such fees to financial intermediaries if such payment were to reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Asset Allocation Fund, Inc.   The Board noted favorably that the Adviser had agreed in 2019 to a contractual waiver that reduces its annual advisory fee rate by 0.05% with respect to the portion of the Fund’s average daily net assets that exceed $750 million. This contractual waiver, which creates a breakpoint in the advisory fee when the Fund’s assets reach $750 million, was adopted June 21, 2019 and can be terminated without shareholder approval only by agreement of the Fund’s Board. The Board considered that, given both the current and anticipated size of the Fund, its recent increase in average daily net assets, the fee breakpoint implemented in 2019 and the total average daily net assets within the Value Line funds, the current advisory fee structure remained adequate to account for any perceived and potential economies of scale for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Small Cap Opportunities Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.

Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Fund’s Agreement.

Semi-Annual Report

Board Approval of Liquidity Risk Management Program
To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Funds' LRMP on March 15, 2019. At the Board’s regular meeting on June 17, 2021, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended September 30, 2021. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred.
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds have evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Item 2 Code of Ethics

Not applicable.

Item 3 Audit Committee Financial Expert

Not applicable.

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Item 4 Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10 Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	November 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	November 30, 2021